   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 10, 1999

                                                      REGISTRATION NO. 333-57681
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       POST-EFFECTIVE AMENDMENT NO. 4 TO


                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                WRL SERIES LIFE
                               CORPORATE ACCOUNT
                             (EXACT NAME OF TRUST)

                         WESTERN RESERVE LIFE ASSURANCE
                                  CO. OF OHIO
                              (NAME OF DEPOSITOR)

                              570 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                                         COPY TO:

           THOMAS E. PIERPAN, ESQ.                         STEPHEN E. ROTH, ESQ.
 WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO           SUTHERLAND ASBILL & BRENNAN LLP
            570 CARILLON PARKWAY                      1275 PENNSYLVANIA AVENUE, N.W.
        ST. PETERSBURG, FLORIDA 33716                    WASHINGTON, DC 20004-2415
   (NAME AND COMPLETE ADDRESS OF AGENT FOR
                  SERVICE)

                            ------------------------

     It is proposed that this filing will become effective:

          [X] Immediately upon filing pursuant to paragraph (b)

          [ ] On (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1).

          [ ] On (date) pursuant to paragraph (a)(1) of Rule 485.

     SECURITIES BEING OFFERED:  Variable Adjustable Life Insurance Policies

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                      AND

                       WRL SERIES LIFE CORPORATE ACCOUNT

     Western Reserve Life Assurance Co. of Ohio ("Western Reserve") is offering the variable adjustable life insurance policy (the "Policy") described in this prospectus. Certain Policy provisions may vary based on the state where Western Reserve issues the Policy. Western Reserve designed the Policy to provide:

          (1) insurance protection on the life of the insured person named in the Policy, and

          (2) flexibility regarding premium payments and the amount of life insurance benefits payable under the Policy.

     A purchaser of a Policy ("Owner," "you," or "your") may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account (the "Separate Account"). Each subaccount invests its assets in one of the following corresponding mutual fund portfolios (each, a "Portfolio"):


         BT INSURANCE FUNDS TRUST           FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS      PIMCO VARIABLE INSURANCE TRUST
         ------------------------           ------------------------------------------      ------------------------------
           Small Cap Index Fund                  Growth Opportunities Portfolio               Short-Term Bond Portfolio
          Equity 500 Index Fund                     Contrafund(R) Portfolio                  Total Return Bond Portfolio
        EAFE(R) Equity Index Fund                       Growth Portfolio                StocksPLUS Growth and Income Portfolio
                                                       Balanced Portfolio                      Mid-Cap Growth Portfolio
                                                     High Income Portfolio                    Small-Cap Value Portfolio
                                                     Money Market Portfolio
                                             INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                             ---------------------------------------
                                              INVESCO VIF -- Blue Chip Growth Fund
                                                  INVESCO VIF -- Dynamics Fund
                                             INVESCO VIF -- Financial Services Fund
                                              INVESCO VIF -- Health Sciences Fund
                                               INVESCO VIF -- Market Neutral Fund
                                            INVESCO VIF -- Small Company Growth Fund
                                                 INVESCO VIF -- Technology Fund
                                             INVESCO VIF -- Telecommunications Fund
    T. ROWE PRICE EQUITY SERIES, INC.        T. ROWE PRICE INTERNATIONAL SERIES, INC.             JANUS ASPEN SERIES
    ---------------------------------        ----------------------------------------             ------------------
  T. Rowe Price Equity Income Portfolio        T. Rowe International Stock Portfolio              Growth Portfolio
T. Rowe Price New America Growth Portfolio                                                  Capital Appreciation Portfolio
                                                                                              Worldwide Growth Portfolio
                                                                                                 High-Yield Portfolio


     The prospectuses describing the Portfolios accompany this prospectus and provide information on the investment objectives and risks of investing in the Portfolios. The Owner bears the entire investment risk for amounts allocated to a subaccount. The Policy has no guaranteed minimum value.

     The Policy provides a life insurance benefit payable after the insured person's death, and a Cash Value (total of amounts in the subaccounts and amounts securing Policy loans) that you may obtain by partially withdrawing amounts from the Policy or by completely surrendering the Policy. The amount of the life insurance benefit may, and the Cash Value will, vary daily with the investment results of the subaccounts and any additional premium payments. However, as long as the Policy remains in force, Western Reserve guarantees that the life insurance benefit will never be less than the Face Amount of the Policy through age 100. While you are not required to make additional premium payments under the Policy, additional premium payments may be necessary to prevent lapse if there is insufficient Cash Value.

     The Policy provides a free-look period whereby you may cancel the Policy within 20 days after receiving it. Certain states may require a free-look period longer than 20 days. It may not be to your advantage to replace existing insurance with this Policy.

     CURRENT PROSPECTUSES FOR THE PORTFOLIOS MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.

     INTERESTS IN THE POLICY AND SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE POLICY INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS INVESTED.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       Prospectus dated November 10, 1999

                               TABLE OF CONTENTS

DEFINITIONS.................................................      4
SUMMARY.....................................................      6
INVESTMENT EXPERIENCE INFORMATION...........................     11
  Rates of Return...........................................     11
ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE
  INSURANCE BENEFITS........................................     12
OTHER PERFORMANCE DATA......................................     16
WESTERN RESERVE AND THE SEPARATE ACCOUNT....................     16
  Western Reserve...........................................     16
  The Separate Account......................................     17
FACTS ABOUT THE POLICY......................................     20
  Availability of the Policy................................     20
  Applying for a Policy.....................................     20
  Free-Look Period..........................................     20
  Premiums..................................................     20
  Policy Lapse and Reinstatement............................     21
  Allocation of Net Premiums and Cash Value.................     22
  Policy Values.............................................     22
  Transfer Privileges.......................................     23
  Surrenders and Partial Withdrawals........................     25
  Loans.....................................................     25
  Life Insurance Benefits...................................     27
  Duration of the Policy....................................     30
  When Insurance Coverage Takes Effect......................     30
  Payment Options...........................................     31
CHARGES AND DEDUCTIONS......................................     31
  Percent of Premium Load...................................     31
  Deferred Sales Charge.....................................     32
  Monthly Deductions........................................     32
  Administrative Charges....................................     33
  Portfolio Expenses........................................     34
OTHER POLICY PROVISIONS AND BENEFITS........................     34
  Ownership.................................................     34
  Assignment................................................     34
  Western Reserve's Right to Contest the Policy.............     34
  Suicide Exclusion.........................................     35
  Misstatement of Age or Sex................................     35
  Modification of the Policy................................     35
  Payments by Western Reserve...............................     35
  Reports to Owners.........................................     36
  Claims of Creditors.......................................     36
  Dividends.................................................     36
  Supplemental Benefits and/or Riders.......................     36
FEDERAL TAX CONSIDERATIONS..................................     37
  Tax Status of the Policies................................     37
  Tax Treatment of Policy Benefits..........................     37

OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE....     39
  Sale of the Policies......................................     39
  Voting Privileges.........................................     39
  Western Reserve's Directors and Executive Officers........     40
  Additional Information....................................     41
  Experts...................................................     41
  Legal Matters.............................................     41
  Legal Proceedings.........................................     41
  Year 2000 Matters.........................................     41
  Financial Statements......................................     42

     This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, you must not rely on such other information or representations.

     This Policy is not available in the State of New York.

                                  DEFINITIONS

     Accumulation Unit -- A unit of measurement used to calculate values under the Policy.

     Administrative Office -- Western Reserve's administrative office located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, (610) 439-5253.

     Attained Age -- The Insured's age on the Effective Date, plus the number of complete Policy Years since the Effective Date.

     Beneficiary -- The person(s) to whom Western Reserve pays the Life Insurance Benefit proceeds upon the Insured's death.

     Cash Value -- During the free look period, the Cash Value is the amount in the General Account. After the free look period, the Cash Value is the sum of the value of the Policy's accumulation units in each Subaccount and the Loan Account.

     Code -- The Internal Revenue Code of 1986, as amended.

     Due Proof of Death -- Proof of death satisfactory to Western Reserve. Due Proof of Death may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or
(3) any other proof satisfactory to Western Reserve.

     Effective Date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. Western Reserve uses the Effective Date to determine Policy Months, Policy Years, and Policy Anniversaries. If the Effective Date would fall on the 29th, 30th or 31st day of any month, the Effective Date will be the 28th day of the month.

     Face Amount -- A dollar amount the Owner selects that is shown in the Policy and used to determine the Life Insurance Benefit.

     General Account -- Western Reserve's assets other than those allocated to the Separate Account or any other separate account Western Reserve establishes.

     Indebtedness -- The Loan Amount plus any accrued loan interest.

     Insured -- The person whose life is insured by the Policy.

     Issue Age -- The Insured's age on the Effective Date.

     Lapse -- Termination of the Policy at the expiration of the Late Period while the Insured is still living.

     Late Period -- A 62-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

     Life Insurance Benefit -- The amount payable to the Beneficiary under a Life Insurance Benefit Option before adjustments if the Insured dies while the Policy is in force.

     Life Insurance Benefit Option -- One of three options that an Owner may select for the computation of the Life Insurance Benefit Proceeds.

     Life Insurance Benefit Proceeds -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force. The Life Insurance Benefit Proceeds include reductions for any outstanding Indebtedness and any due and unpaid charges.

     Loan Account -- A portion of the General Account to which Western Reserve transfers Cash Value to provide collateral for any loan taken under the Policy.

     Loan Account Value -- The Cash Value in the Loan Account.

     Loan Amount -- The Loan Amount on the last Policy Anniversary plus any new loans minus any loan repayments. On each Policy Anniversary, Western Reserve adds unpaid loan interest to the Loan Amount.

     Monthly Deduction Day -- The same date in each succeeding month as the Effective Date. Whenever the Monthly Deduction Day falls on a date other than a Valuation Day, Western Reserve will deem the Monthly Deduction Day to be the next Valuation Day.

     Net Cash Value -- The amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

     Net Premium -- The portion of any premium available for allocation to the Subaccounts equal to the premium paid less the applicable percent of premium load.

     1940 Act -- The Investment Company Act of 1940, as amended.

     NYSE -- New York Stock Exchange.

     Owner -- The owner of the Policy, as shown in Western Reserve's records. All of the rights and benefits of the Policy belong to the Owner, unless otherwise stated in the Policy.

     Planned Premium -- The premium the Owner selects as a level amount that he or she plans to pay on a quarterly, semi-annual or annual basis over the life of the Policy.

     Policy Anniversary -- The same date in each Policy Year as the Effective Date.

     Policy Month -- A one-month period beginning on the Monthly Deduction Day.

     Policy Year -- A twelve-month period beginning on the Effective Date or on a Policy Anniversary.

     Portfolio(s) -- A series of a mutual fund in which a corresponding Subaccount invests its assets.

     SEC -- U.S. Securities and Exchange Commission.

     Separate Account -- WRL Series Life Corporate Account, a separate investment account Western Reserve established to receive and invest Net Premiums allocated under the Policy.

     Settlement Option -- The manner in which an Owner or Beneficiary elects to receive the amount of any surrender or partial withdrawal or the Life Insurance Benefit Proceeds.

     Subaccount -- A subdivision of the Separate Account, whose assets are invested in a corresponding Portfolio.

     Subaccount Value -- The Cash Value in a Subaccount.

     Target Premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702(A) of the Code.

     Valuation Day -- For each Subaccount, each day on which the New York Stock Exchange is open for business except for days that a Subaccount's corresponding Portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a Portfolio does not value its shares.

     Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                                    SUMMARY

     The following summary of prospectus information provides a brief overview of the more significant aspects of the Policy. You should read this summary in conjunction with the detailed information appearing elsewhere in this prospectus.

     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:

        - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

        - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

1.  WHAT IS THE POLICY'S OBJECTIVE?

     The Policy's provides for:

          - the payment of a minimum Life Insurance Benefit to a Beneficiary upon the Insured's death;

          - the accumulation of Cash Value; and

          - surrender rights and Policy loan privileges.

     The Policy allows Owners to allocate Net Premiums to one or more Subaccounts of the Separate Account. Each Subaccount invests in a designated Portfolio. Western Reserve does not guarantee the amount and/or duration of the life insurance coverage and the Cash Value of the Policy, both of which may increase or decrease depending upon the investment experience of the Subaccounts. Accordingly, the Owner bears the investment risk of any depreciation in value of the underlying assets of the Separate Account but reaps the benefits of any appreciation in value. (See Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums, p. 21.)

2.  WHAT LIFE INSURANCE BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?

     The Policy provides the payment of benefits upon the death of the Insured. The Policy contains three Life Insurance Benefit (also known as death benefit) options.

          - Under Life Insurance Benefit Option 1, the Life Insurance Benefit is the greater of the Face Amount of the Policy, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

          - Under Life Insurance Benefit Option 2, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the Cash Value of the Policy on the date of death of the Insured, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

          - Under Life Insurance Benefit Option 3, the Life Insurance Benefit is the greater of the Face Amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or a specified percentage multiplied by the Cash Value of the Policy on the date of death of the Insured.

     Western Reserve may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy. (See Payment Options, p. 31.)

     Certain optional insurance benefits are available under the Policy. Western Reserve will deduct the cost of these optional insurance benefits from Cash Value as part of the monthly deduction. (See Charges and Deductions -- Monthly Deductions, p. 32.)

3.  HOW MAY THE AMOUNT OF THE LIFE INSURANCE BENEFIT AND CASH VALUE VARY?

     Under any Life Insurance Benefit Option, as long as the Policy remains in force, the Life Insurance Benefit will not be less than the current Face Amount of the Policy. The Life Insurance Benefit may, however, exceed the Face Amount under certain circumstances. The amount by which the Life Insurance Benefit exceeds the Face Amount depends upon the option chosen and the Cash Value of the Policy. The amount of Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges, and additions for any additional insurance benefits added by rider. (See Facts About the Policy -- Life Insurance Benefits, p. 26.)

     The Policy's Cash Value will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, any partial withdrawals, and any charges imposed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Account. Western Reserve does not guarantee a minimum Cash Value. (See Facts About the Policy -- Policy Values, p. 22.)

4.  MAY AN OWNER ADJUST THE AMOUNT OF THE LIFE INSURANCE BENEFIT?

     The Owner has significant flexibility to adjust the Life Insurance Benefit payable by changing the Life Insurance Benefit Option type, and by increasing or decreasing the Face Amount of the Policy or adding riders to increase the total Life Insurance Benefit payable. You may not change the Life Insurance Benefit Option type during the first Policy Year. (See Life Insurance
Benefits -- Changing the Life Insurance Benefit Option, p. 29.) Owners also may not change the Face Amount during the first Policy Year. Any increase in the Face Amount will require additional evidence of insurability satisfactory to Western Reserve, and will result in additional charges. (See Facts About the Policy -- Life Insurance Benefits, p. 26; and Monthly Deductions -- Cost of Insurance, p. 32.)

5.  WHAT FLEXIBILITY DOES AN OWNER HAVE REGARDING PREMIUMS?

     An Owner has considerable flexibility concerning the amount and frequency of premiums. Western Reserve will require the Owner to pay an initial premium before insurance coverage is in force. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Premiums, p. 20.)

     Each Owner will determine a schedule for premium payments ("Planned Periodic Premium"). The schedule will provide a premium payment of a level amount at a fixed interval over a specified period of time. Your Policy will prescribe the amount and frequency of Planned Periodic Premiums and you may change them upon written request. (See Premiums, p. 20.)

     Failing to pay Planned Periodic Premiums will not itself cause the Policy to lapse, and paying Planned Periodic Premiums will not guarantee that the Policy remains in force. Additional premiums may be necessary to prevent lapse if the Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without the Owner making a sufficient payment. (See Policy Lapse and Reinstatement -- Lapse, p. 21.)

6.  WHEN WILL THE POLICY LAPSE?

     The Policy will Lapse when Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. (See Charges and Deductions -- Monthly Deductions, p. 32; and Policy Lapse and Reinstatement, p. 21.) Such a Lapse could happen if the investment experience has been sufficiently unfavorable and results in a decrease in the Net Cash Value, or the Net Cash Value has decreased because the Owner did not pay enough premiums to offset the monthly charges.

7.  HOW ARE NET PREMIUMS ALLOCATED?

     The portion of the premium available for allocation ("Net Premium") equals the premium paid less the applicable percent of premium load. (See Charges and Deductions -- Percent of Premium Load, p. 31.) The Owner initially determines the allocation of the Net Premium among the Subaccounts of the Separate Account, each of which invests in shares of a designated Portfolio. Each Portfolio has a different investment objective. (See Investments of the Separate Account, p. 17.)

     Until the end of the free-look period, Western Reserve will allocate all premiums to the General Account, notwithstanding the allocation instructions in the application. (See Free-Look Period, p. 20.) You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner, or by calling the Administrative Office at (610) 439-5253.

     An Owner may transfer Cash Value among the Subaccounts, subject to certain restrictions. The transfer will be effective on the first Valuation Date on or following the day the Administrative Office receives appropriate notice of such transfer, based on the price next determined following receipt of the notice. (See Transfer Privileges, p. 23.)

8.  IS THERE A "FREE-LOOK" PERIOD?

     The Policy provides a free-look period whereby the Owner may cancel the Policy within 20 days after receiving it. Certain states require a free-look period longer than 20 days, either for all Owners or for certain classes of Owners. In most states, Western Reserve will refund the greater of the Policy's Cash Value as of the date the Policy is returned or the amount of premiums paid, less any partial withdrawals. (See Free-Look Period, p. 20.) Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.

9.  MAY THE POLICY BE SURRENDERED?

     The Owner may totally surrender the Policy at any time and receive the Net Cash Value of the Policy. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged in that Policy Year. (See Charges and Deductions -- Percent of Premium Load, p. 31.)

     Subject to certain limitations, the Owner may also make partial withdrawals from the Policy at any time after the first Policy Year. (See Surrenders and Partial Withdrawals, p. 24.) If Life Insurance Benefit Option 1 is in effect, partial withdrawals will reduce the Policy's Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and total partial withdrawals are greater than the sum of the premiums, the Face Amount is reduced by the amount of the partial withdrawals minus the sum of the premiums; otherwise the Face Amount is not reduced.

10.  WHAT IS THE LOAN PRIVILEGE?

     After the first Policy Anniversary, an Owner may obtain a Policy loan in any amount (minimum $500) which is not greater than 90% of the Cash Value less any already outstanding loan. Western Reserve retains the right to permit a Policy loan prior to the first Policy Anniversary for certain Policies. A loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a penalty tax. (See Federal Tax Considerations, p. 37.)

     The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the date the loan is repaid. The current annual interest rate on a Policy loan is 4.25% in Policy Years 1-15, 4.15% in Policy Years 16-30, and 4.10% for Policy Years 31+. (See Loans -- Interest Rate Charged, page 25.) Western Reserve will transfer the requested amount of a loan, plus interest for one year in advance, from the Subaccounts to the Loan Account and credit this amount at the end of each Policy Year with interest at a rate of 4% per year. Upon repayment of a loan, Western Reserve will transfer amounts in the Loan Account in excess of the outstanding value of the loan to the Subaccounts in the same manner as Net Premium allocations.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 37.)

11.  WHAT CHARGES AND DEDUCTIONS ARE ASSESSED UNDER THE POLICY?

     Western Reserve assesses certain charges and deductions under the Policy to compensate for services and benefits provided, costs and expenses incurred, and risks assumed by Western Reserve in connection with the

Policies. Some charges are assessed as percentages of Cash Value or premium payments, and others are assessed as a flat dollar amount. The charges and deductions under the Policy include the following:

     PERCENT OF PREMIUM LOAD. During the first Policy Year, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 3.0% of each premium received in excess of the Target Premium. During Policy Years 2-7, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 7.5% of each premium received in excess of the Target Premium. In Policy Years 8+, Western Reserve deducts 4.5% of all premiums received. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 37.) If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged in that Policy Year. (See Charges and Deductions -- Percent of Premium Load, p. 31.)


     DEFERRED SALES CHARGE. On each Policy Anniversary during Policy Years 2-7, Western Reserve deducts a deferred sales charge equal to 1.5% of premiums paid up to the Target Premium during the first Policy Year. Western Reserve will also deduct 1% of the amount of any decrease in excess premium (not including Section 1035 monies) received in Policy Years 2-7 from the excess premium received in the first Policy Year.


     MONTHLY DEDUCTION. Each month, Western Reserve makes a Monthly Deduction from the Cash Value to cover the cost of administering the Policies (Monthly Policy Charge), the cost of providing insurance protection under the Policy (i.e., the cost of insurance charge) including any insurance benefits provided by rider, and the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. Western Reserve deducts a monthly charge equal to $16.50 in the first Policy Year, and $4.00 (current, $10 maximum) in subsequent Policy Years to compensate Western Reserve for the cost of administering the Policies.

     MORTALITY AND EXPENSE RISK CHARGE. On each Monthly Deduction Day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of 0.25% of the Cash Value in the Subaccounts in Policy Years 1-15, and 0.15% of the Cash Value in the Subaccounts in Policy Years 16-30, and 0.10% of the Cash Value in the Subaccounts in subsequent Policy Years. The maximum annual rate of this charge in any Policy Year is 0.90% of the Cash Value in the Subaccounts.

     TRANSFER CHARGE. Western Reserve reserves the right to apply a $25 transfer charge for each transfer after the first 12 transfers in any Policy Year.

     PARTIAL WITHDRAWAL CHARGE. Western Reserve deducts a charge equal to the lesser of $25 or 2% of the amount requested to cover administrative expenses associated with each partial withdrawal.

     PORTFOLIO EXPENSES. The Portfolios incur investment advisory fees and other expenses that are reflected as an annual rate of the average daily net assets of each Portfolio. The levels of the fees and expenses for the year ended December 31, 1998 vary among the Portfolios and are described below and in the prospectuses for the Portfolios:

                                    MANAGEMENT FEE             OTHER                 TOTAL ANNUAL
                                     (AFTER WAIVER     EXPENSES (AFTER WAIVER   EXPENSES (AFTER WAIVER
            PORTFOLIO              OR REIMBURSEMENT)     OR REIMBURSEMENT)        OR REIMBURSEMENT)
            ---------              -----------------   ----------------------   ----------------------
BT Small Cap Index(1)............        0.35%                  0.10%                    0.45%
BT Equity 500 Index(1)...........        0.20%                  0.10%                    0.30%
BT EAFE(R) Equity Index(1).......        0.45%                  0.20%                    0.65%
Fidelity VIP Growth
  Opportunities(2)...............        0.59%                  0.11%                    0.70%
Fidelity VIP Contrafund(R)(2)....        0.59%                  0.07%                    0.66%
Fidelity VIP Growth(2)...........        0.59%                  0.07%                    0.66%
Fidelity VIP Balanced(2).........        0.44%                  0.14%                    0.58%
Fidelity VIP High Income.........        0.58%                  0.12%                    0.70%
Fidelity VIP Money Market........        0.20%                  0.10%                    0.30%
PIMCO Short-Term Bond(3).........        0.35%                  0.25%                    0.60%

                                    MANAGEMENT FEE             OTHER                 TOTAL ANNUAL
                                     (AFTER WAIVER     EXPENSES (AFTER WAIVER   EXPENSES (AFTER WAIVER
            PORTFOLIO              OR REIMBURSEMENT)     OR REIMBURSEMENT)        OR REIMBURSEMENT)
            ---------              -----------------   ----------------------   ----------------------
PIMCO Total Return Bond(3).......        0.40%                  0.25%                    0.65%
PIMCO StocksPLUS Growth and
  Income(3)......................        0.40%                  0.25%                    0.65%
PIMCO Mid-Cap Growth(3)..........        0.60%                  0.25%                    0.85%
PIMCO Small-Cap Value(3).........        0.70%                  0.25%                    0.95%
T. Rowe Price Mid-Cap Growth(5)..        0.85%                  0.00%                    0.85%
T. Rowe Price Equity Income(5)...        0.85%                  0.00%                    0.85%
T. Rowe Price New America
  Growth(5)......................        0.85%                  0.00%                    0.85%
T. Rowe Price International
  Stock(5).......................        1.05%                  0.00%                    1.05%
Janus Aspen Series Growth(4).....        0.65%                  0.03%                    0.68%
Janus Aspen Series Capital
  Appreciation(4)................        0.70%                  0.22%                    0.92%
Janus Aspen Series Worldwide
  Growth(4)......................        0.65%                  0.07%                    0.72%
Janus Aspen Series High
  Yield(4).......................        0.00%                  1.00%                    1.00%
INVESCO VIF -- Blue Chip
  Growth(6)(7)(8)................        0.85%                  0.72%                    1.57%
INVESCO VIF --
  Dynamics(6)(7)(8)..............        0.60%                  0.85%                    1.45%
INVESCO VIF -- Financial
  Services(9)....................        0.75%                  0.59%                    1.34%
INVESCO VIF -- Health
  Sciences(6)(7)(8)..............        0.75%                  0.52%                    1.27%
INVESCO VIF -- Market
  Neutral(9).....................        0.75%                  0.59%                    1.34%
INVESCO VIF -- Small Company
  Growth(6)(7)(8)................        0.75%                  1.12%                    1.87%
INVESCO VIF --
  Technology(6)(7)(8)............        0.75%                  0.65%                    1.40%
INVESCO VIF --
  Telecommunications(9)..........        0.75%                  0.59%                    1.34%


---------------
(1) For the year ended December 31, 1998, the investment adviser voluntarily agreed to waive a portion of its management fee with respect to each Portfolio so that each Portfolio's total annual expenses would not exceed the amounts shown in the table. Without such waiver, each Portfolio's total annual expenses would have been equal to the following: Small Cap
    Index -- 1.58%; Equity 500 Index -- 1.19%; and EAFE(R) Equity
    Index -- 1.66%.

(2) A portion of the brokerage commissions that certain Portfolios paid was used to reduce each of these Portfolio's expenses. In addition, certain Portfolio's entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the total annual expenses would have been equal to the following: Growth Opportunities -- 0.71%, Contrafund(R) -- 0.70%, Growth -- 0.68%, Balanced -- 0.59%.

(3) PIMCO has agreed to reduce its administrative fee, subject to potential reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trustees' fees, the fees listed above. Absent this agreement, the total annual expenses would have been equal to the following: Short-Term Bond -- 0.62%, Total Return Bond -- 0.75%, StocksPLUS Growth and Income -- 0.72%, Mid-Cap Growth -- 0.87%, Small-Cap
    Value -- 0.97%. Other Expenses are based on estimates for the current fiscal year for Short-Term Bond, Mid-Cap Growth and Small-Cap Value.

(4) Janus' expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for Growth, Capital Appreciation and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Absent this agreement, the total annual expenses would have been equal to the following: Growth -- 0.75%, Capital Appreciation -- 0.97%, Worldwide Growth -- 0.74%, High-Yield -- 2.11%.

(5) Management fee includes operating expenses.


(6) Certain expenses of the Fund are being absorbed voluntarily by the investment adviser pursuant to a commitment to the Fund. Absent such absorption, VIF -- Blue Chip Growth's Other Expenses and Total Annual Expenses would have been 11.44% and 12.29%, respectively; VIF -- Dynamics' Other Expenses and Total Annual Expenses would have been 14.41% and 15.01%, respectively; VIF -- Health Sciences' Other Expenses and Total Annual Expenses would have been 3.57% and 4.32%, respectively; VIF -- Small Company Growth's Other Expenses and Total Annual Expenses would have been 11.92% and 12.67%, respectively; and VIF -- Technology Fund's Other Expenses and Total Annual Expenses would have been 5.85% and 6.60%, respectively. This commitment may be changed at any time following consultation with the Fund's board of directors.



(7) The Fund's actual Total Annual Expenses were lower than the figures shown, because its custodian fees were reduced under expense offset arrangements.



(8) The expense information presented in the table has been restated to reflect a change in the administrative fee.



(9) Based on estimated expenses for the current fiscal year which may be more or less than actual expenses. Actual expenses are not provided because the Fund did not begin a public offering of its shares until August 31, 1999 (October 8, 1999 for VIF -- Market Neutral). If necessary, certain Fund expenses will be absorbed by the investment adviser for at least the first fiscal year of the Fund's operations in order to ensure that expenses for the Fund will not exceed 1.25% of the Fund's average net assets pursuant to an agreement between the Fund and the investment adviser. After absorption, VIF -- Financial Services, VIF -- Market Neutral, and
    VIF -- Telecommunications' Other Expenses and Total Annual Expenses for the fiscal year ending December 31, 1999, are estimated to be 0.50% and 1.25%, respectively, of each Fund's average net assets.


12.  ARE TRANSFERS PERMITTED AMONG THE SUBACCOUNTS?

     An Owner may transfer Cash Value among the Subaccounts of the Separate Account. Each Policy Year, you may make 12 Cash Value transfers without incurring any charge. Each additional transfer in a Policy Year may be subject to a transfer charge of $25. Western Reserve may at any time revoke or modify the transfer privilege. (See Transfer Privileges, p. 23.)

13.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?

     Western Reserve intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Code. Under certain circumstances, a Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the Life Insurance Benefit. (See Tax Treatment of Policy Benefits -- Modified Endowment Contracts, p. 38.) If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans and loans secured by a Policy, will be treated first as a distribution of taxable income to the extent of any gain and then as a return of basis or investment in the contract. In addition, any distributions of gains generally will be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the Policy and then as disbursing taxable income. Moreover, Policy loans and loans secured by a Policy will generally not be treated as distributions but there is uncertainty as to the tax treatment of loans from the Policy after the first Policy Year. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. For further elaboration on the tax consequences of a Policy, see Federal Tax Considerations, p. 37.

     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. You should consult a tax adviser with respect to legislative developments and their effect on the Policy. (See Federal Tax Considerations, p. 37.)

                       INVESTMENT EXPERIENCE INFORMATION

     The information provided in this section shows the historical investment experience of the Portfolios and hypothetical illustrations of the Policy based on the historical investment experience of the Portfolios. It does not represent or project future investment performance.

     The Policies became available for sale and the Separate Account began operations in December of 1998. The Portfolios' dates of inception are indicated in the table below. The rates of return shown below depict the actual investment experience of each Portfolio for the periods shown. The actual rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios has and will vary throughout the year.

Rates of Return

     The rates of return shown below are based on the Portfolios' actual investment performance, after the deduction of investment advisory fees and other expenses of the Portfolios. The rates are average annual compounded rates of return for the periods ended on December 31, 1998.

     These rates of return do not reflect the percent of premium load, deferred sales loads, or monthly deductions from Cash Value. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

  AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE PERIODS ENDED DECEMBER 31,
                                      1998


                                                                               10 YEARS OR
                                                                                  SINCE
             PORTFOLIO (DATE OF INCEPTION)               1 YEAR    5 YEARS     INCEPTION*
             -----------------------------               ------    -------   ---------------
BT Small Cap Index (8/25/97)...........................  (2.18)%    N/A            2.07%
BT Equity 500 Index (10/1/97)..........................  28.71%     N/A           24.25%
BT EAFE(R) Equity Index (10/1/97)......................  21.60%     N/A            9.82%
Fidelity VIP Growth Opportunities (1/3/95).............  24.61%     N/A           26.26%*
Fidelity VIP Contrafund(R) (1/3/95)....................  29.98%     N/A           28.62%*
Fidelity VIP Growth (10/9/86)..........................  39.49%     21.74%        19.41%
Fidelity VIP Balanced (1/3/95).........................  17.64%     N/A           15.86%*
Fidelity VIP High Income (9/19/85).....................  (4.33)%     8.80%        11.08%
Fidelity VIP Money Market (4/1/82).....................   5.46%      5.30%         5.67%
PIMCO Short-Term Bond**................................   N/A       N/A           N/A
PIMCO Total Return Bond (12/31/97).....................   8.61%     N/A           N/A
PIMCO StocksPLUS Growth and Income (12/31/97)..........  30.11%     N/A           N/A
PIMCO Mid-Cap Growth**.................................   N/A       N/A           N/A
PIMCO Small-Cap Value**................................   N/A       N/A           N/A
T. Rowe Price Mid-Cap Growth (12/31/96)................  22.08%     N/A           20.43%*
T. Rowe Price Equity Income (3/31/94)..................   9.07%     N/A           20.49%*
T. Rowe Price New America Growth (3/31/94).............  18.51%     N/A           22.56%*
T. Rowe Price International Stock (3/31/94)............  15.86%     N/A            9.66%*
Janus Aspen Series Growth (9/13/93)....................  35.66%     21.41%        20.91%*
Janus Aspen Series Capital Appreciation (5/1/97).......  58.11%     N/A           51.65%*
Janus Aspen Series Worldwide Growth (9/13/93)..........  28.92%     21.32%        24.06%*
Janus Aspen Series High Yield (5/1/96).................   1.26%     N/A           10.97%*
INVESCO VIF -- Blue Chip Growth (8/25/97)..............  38.99%     N/A           33.98%*
INVESCO VIF -- Dynamics (8/25/97)......................  19.35%     N/A           16.81%*
INVESCO VIF -- Financial Services**....................    N/A      N/A           N/A
INVESCO VIF -- Health Sciences (5/22/97)...............  42.85%     N/A           32.62%*
INVESCO VIF -- Market Neutral**........................    N/A      N/A           N/A
INVESCO VIF -- Small Company Growth(8/25/97)...........  16.38%     N/A           11.11%*
INVESCO VIF -- Technology (5/21/97)....................  25.69%     N/A           25.46%*
INVESCO VIF -- Telecommunications**....................    N/A      N/A           N/A


---------------
     ** Inception date for these Portfolios was after 12/31/98.

     Additional information regarding the Portfolios' investment performance appears in the prospectuses for the Portfolios.

    ILLUSTRATIONS OF CASH VALUE, NET CASH VALUE AND LIFE INSURANCE BENEFITS

     The following illustrations have been prepared to show how certain values under a hypothetical Policy would change with varying levels of assumed investment performance over an extended period of time. In particular, the illustrations show how the Cash Value, Net Cash Value and Life Insurance Benefit under a Policy with Life Insurance Benefit Option 3 covering an Insured of the male sex, non-tobacco and Age 35 on the Effective Date, would vary over time if premiums were paid annually and the return on the assets in the Portfolios were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE FOR PURPOSES OF ILLUSTRATION ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6%, and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


     The illustrations assume that the assets in the Portfolios are subject to an annual expense ratio of 0.907% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Portfolios for the last fiscal year and take into account current expense reimbursement arrangements.

(Such reimbursement arrangements were in effect during the last fiscal year.) For information on Portfolio expenses, see the prospectuses for the Portfolios.

     The illustrations also reflect the application of the percent of premium load, the monthly Policy charge, the deduction of the deferred sales load, and the monthly deduction from Cash Value for the hypothetical Insured. Western Reserve's current cost of insurance charge, mortality and expense risk charges, and monthly Policy charge and the higher guaranteed maximum cost of insurance, mortality and expense risk and monthly Policy charges Western Reserve has the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no other charges for Federal or state income taxes are currently made against the Separate Account and assume no Loan Account Value or charges for supplemental benefits.


     After deduction of Portfolio expenses, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Separate Account of -0.907%, 5.093% and 11.093%, respectively. Net annual rates of return for the Separate Account are not equal to net annual rates of return for the Policy because the Separate Account rates do not reflect all charges to the Policy.


     The illustrations are based on Western Reserve's sex distinct rates for non-tobacco users. Upon request, Western Reserve will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                           HYPOTHETICAL ILLUSTRATIONS


                               MALE ISSUE AGE 35



         Face Amount:                $250,000                               Guaranteed Issue Class
         Annual Premium:             $10,320                                Life Insurance Benefit Option III



  USING CURRENT COST OF INSURANCE RATES, M&E RISK CHARGES, AND MONTHLY POLICY
                                    CHARGES

--------------------------------------------------------------------------------


                                                 LIFE INSURANCE BENEFIT
                                      ---------------------------------------------
                                           ASSUMING HYPOTHETICAL GROSS AND NET
                                               ANNUAL INVESTMENT RETURN OF
       END OF           PREMIUMS      ---------------------------------------------
       POLICY          ACCUMULATED     0% (GROSS)      6% (GROSS)      12% (GROSS)
        YEAR              AT 5%       -.907% (NET)    5.093% (NET)    11.093% (NET)
       ------          -----------    ------------    ------------    -------------
1....................      10,836       260,320          260,320          260,320
2....................      22,214       270,640          270,640          270,640
3....................      34,160       280,960          280,960          280,960
4....................      46,705       291,280          291,280          291,280
5....................      59,876       301,600          301,600          301,600
6....................      73,706       311,920          311,920          311,920
7....................      88,227       322,240          322,240          322,240
8....................     103,474       332,560          332,560          357,987
9....................     119,484       342,880          342,880          415,575
10...................     136,294       353,200          353,200          477,133
15...................     233,825       404,800          503,425          837,873
20...................     358,303       456,400          665,318        1,338,906
30...................     719,931       559,600          989,614        3,030,183
40...................   1,308,986       662,800        1,371,543        6,655,544
50...................   2,268,495       766,000        1,871,888       14,812,002
60...................   3,831,433         lapse        2,577,479       33,915,505



                                        CASH VALUE                                     NET CASH VALUE
                       ---------------------------------------------    ---------------------------------------------
                            ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
                                ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
       END OF          ---------------------------------------------    ---------------------------------------------
       POLICY           0% (GROSS)      6% (GROSS)      12% (GROSS)      0% (GROSS)      6% (GROSS)      12% (GROSS)
        YEAR           -.907% (NET)    5.093% (NET)    11.093% (NET)    -.907% (NET)    5.093% (NET)    11.093% (NET)
       ------          ------------    ------------    -------------    ------------    ------------    -------------
1....................      8,750            9,205            9,741          9,369            9,825           10,360
2....................     17,457           18,831           20,506         18,076           19,450           21,125
3....................     26,094           28,874           32,388         26,713           29,493           33,007
4....................     34,680           39,374           45,530         34,680           39,374           45,530
5....................     43,221           50,362           60,076         43,221           50,362           60,076
6....................     51,723           61,865           76,185         51,723           61,865           76,185
7....................     60,177           73,904           94,023         60,177           73,904           94,023
8....................     69,458           87,422          114,739         69,458           87,422          114,739
9....................     78,670          101,557          137,607         78,670          101,557          137,607
10...................     87,813          116,341          162,844         87,813          116,341          162,844
15...................    132,367          200,568          333,814        132,367          200,568          333,814
20...................    175,078          305,192          614,177        175,078          305,192          614,177
30...................    248,371          589,056        1,803,680        248,371          589,056        1,803,680
40...................    279,765        1,001,126        4,858,061        279,765        1,001,126        4,858,061
50...................    150,621        1,573,015       12,447,061        150,621        1,573,015       12,447,061
60...................      lapse        2,364,660       31,115,142          lapse        2,364,660       31,115,142


---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



         Face Amount:                $250,000                               Guaranteed Issue Class
         Annual Premium:             $10,320                                Life Insurance Benefit Option III



 USING GUARANTEED COST OF INSURANCE RATES, M&E RISK CHARGES, AND MONTHLY POLICY
                                    CHARGES

--------------------------------------------------------------------------------


                                                  LIFE INSURANCE BENEFIT
                                       ---------------------------------------------
                                              ASSUMING HYPOTHETICAL GROSS AND
                                              NET ANNUAL INVESTMENT RETURN OF
END OF                   PREMIUMS      ---------------------------------------------
POLICY                 ACCUMULATED      0% (GROSS)      6% (GROSS)      12% (GROSS)
YEAR                      AT 5%        -.907% (NET)    5.093% (NET)    11.093% (NET)
------                 ------------    ------------    ------------    -------------
1....................      10,836        260,320          260,320          260,320
2....................      22,214        270,640          270,640          270,640
3....................      34,160        280,960          280,960          280,960
4....................      46,705        291,280          291,280          291,280
5....................      59,876        301,600          301,600          301,600
6....................      73,706        311,920          311,920          311,920
7....................      88,227        322,240          322,240          322,240
8....................     103,474        332,560          332,560          332,560
9....................     119,484        342,880          342,880          378,312
10...................     136,294        353,200          353,200          431,878
15...................     233,825        404,800          442,277          731,443
20...................     358,303        456,400          561,995        1,111,471
30...................     719,931        559,600          753,565        2,208,259
40...................   1,308,986        662,800          908,694        4,084,178
50...................   2,268,495          lapse        1,044,010        7,366,041
60...................   3,831,433          lapse        1,195,673       13,456,658



                                        CASH VALUE                                     NET CASH VALUE
                       ---------------------------------------------    ---------------------------------------------
                            ASSUMING HYPOTHETICAL GROSS AND NET              ASSUMING HYPOTHETICAL GROSS AND NET
                                ANNUAL INVESTMENT RETURN OF                      ANNUAL INVESTMENT RETURN OF
END OF                 ---------------------------------------------    ---------------------------------------------
POLICY                  0% (GROSS)      6% (GROSS)      12% (GROSS)      0% (GROSS)      6% (GROSS)      12% (GROSS)
YEAR                   -.907% (NET)    5.093% (NET)    11.093% (NET)    -.907% (NET)    5.093% (NET)    11.093% (NET)
------                 ------------    ------------    -------------    ------------    ------------    -------------
1....................      8,312            8,754            9,274          8,931            9,373            9,893
2....................     16,430           17,747           19,354         17,049           18,366           19,974
3....................     24,426           27,067           30,408         25,046           27,687           31,028
4....................     32,296           36,723           42,532         32,296           36,723           42,532
5....................     40,030           46,720           55,828         40,030           46,720           55,828
6....................     47,622           57,067           70,414         47,622           57,067           70,414
7....................     55,065           67,774           86,421         55,065           67,774           86,421
8....................     63,225           79,769          104,965         63,225           79,769          104,965
9....................     71,218           92,187          125,269         71,218           92,187          125,269
10...................     79,037          105,044          147,399         79,037          105,044          147,399
15...................    115,241          176,206          291,412        115,241          176,206          291,412
20...................    145,141          257,796          509,849        145,141          257,796          509,849
30...................    168,798          448,551        1,314,440        168,798          448,551        1,314,440
40...................     49,533          663,281        2,981,152         49,533          663,281        2,981,152
50...................      lapse          877,319        6,189,951          lapse          877,319        6,189,951
60...................      lapse        1,096,948       12,345,558          lapse        1,096,948       12,345,558


---------------
The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and the actual investment experience of the Portfolios. The Cash Value, Net Cash Value and Life Insurance Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00%, and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             OTHER PERFORMANCE DATA

     Western Reserve may compare the performance of each Subaccount in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Subaccounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

     Western Reserve may also compare the performance of each Subaccount in advertising and sales literature to the S&P 500, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

     In addition, Western Reserve may, as appropriate, compare each Subaccount's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Subaccount performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Subaccount performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

                    WESTERN RESERVE AND THE SEPARATE ACCOUNT

WESTERN RESERVE

     Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve engages in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states, the District of Columbia, Guam, and Puerto Rico. Western Reserve's main office is located in St. Petersburg, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 33758-5068. Western Reserve's Administrative Office for this Policy is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

     Western Reserve is a wholly owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

     IMSA. We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. IMSA promotes high ethical standards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

     PUBLISHED RATINGS. Western Reserve may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co.

("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms and should not be considered as bearing on the investment performance of assets held in the Separate Account. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). The ratings also do not relate to the performance of the Portfolios.

THE SEPARATE ACCOUNT

     Western Reserve established WRL Series Life Corporate Account (the "Separate Account") as a separate account on December 8, 1997. The Separate Account meets the definition of a "separate account" under the Federal securities laws and its fiscal year ends on December 31. The Separate Account will receive and invest the Net Premiums paid under this Policy.

     The assets of the Separate Account are the property of Western Reserve. The Code of Ohio, under which Western Reserve established the Separate Account, provides that the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Separate Account's assets exceed its liabilities arising under the Policies.

     The Separate Account is currently divided into Subaccounts. Each Subaccount invests exclusively in shares of a single Portfolio. Income and both realized and unrealized gains or losses from the assets of each Subaccount of the Separate Account are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any other business Western Reserve may conduct.

     Where permitted by applicable law, Western Reserve may make the following changes to the Separate Account:

          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Separate Account;

        3. Add new subaccounts to or remove existing subaccounts from the Separate Account or combine Subaccounts;

        4. Make Subaccounts (including new subaccounts) available to such classes of Policies as Western Reserve may determine;

          5. Add new portfolios or remove existing Portfolios;

          6. Substitute new portfolios for any existing Portfolios if shares of the Portfolio are no longer available for investment or if Western Reserve determines that investment in a Portfolio is no longer appropriate in light of the purposes of the Separate Account;

          7. Deregister the Separate Account under the 1940 Act if such registration is no longer required; and

          8. Operate the Separate Account as a management investment company under the 1940 Act or as any other form permitted by law.

     Western Reserve will not make any such changes without any necessary approval of the SEC and applicable state insurance departments. Western Reserve will notify Owners of any changes.

     INVESTMENTS OF THE SEPARATE ACCOUNT. The Subaccounts of the Separate Account invest in shares of the corresponding Portfolios. Each Portfolio is part of a series mutual fund which is registered with the SEC as an open-end diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

     The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Certain Subaccounts and corresponding Portfolios may not be available to residents of some states.

     The paragraphs below summarize each Portfolio's investment objectives and policies. There is no assurance that any of the Portfolios will achieve its stated objective. The information below also identifies the investment adviser (and, where applicable, the investment sub-adviser) to each Portfolio. More detailed information, including a description of risks, can be found in the prospectuses for the Portfolios which should be read carefully.
BT INSURANCE FUNDS TRUST
(managed by Bankers Trust
Global Investment
Management)               - SMALL CAP INDEX seeks to replicate as closely as
                            possible (before deduction of expenses) the return of the Russell 2000 Small Stock Index(R) ("Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. This Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.
                          - EQUITY 500 INDEX seeks to replicate as closely as
                            possible (before deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500"), an index emphasizing large-capitalization stocks. This Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.
                          - EAFE(R) EQUITY INDEX seeks to replicate as closely
                            as possible (before deduction of expenses) the total return of the Europe, Australia, Far East Index (the "EAFE Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.
FIDELITY VARIABLE INSURANCE
PRODUCTS FUNDS -- INITIAL
CLASS
(managed by Fidelity
Management & Research
Company)                  - GROWTH OPPORTUNITIES seeks to provide capital
                          growth.
                          - CONTRAFUND(R) seeks long-term capital appreciation.
                          - GROWTH seeks to achieve capital appreciation.
                          - BALANCED seeks both income and growth of capital.
                          - HIGH INCOME seeks a high level of current income
                            while also considering growth of capital.
                          - MONEY MARKET seeks as high a level of current income
                            as is consistent with preservation of capital and liquidity.
PIMCO VARIABLE INSURANCE
TRUST (managed by Pacific
Investment Management
Company and PIMCO Advisors
L.P.)                     - SHORT-TERM BOND seeks to obtain maximum current
                            income consistent with preservation of capital and daily liquidity.
                          - TOTAL RETURN BOND seeks to maximize total return,
                            consistent with preservation of capital and prudent investment management.
                          - STOCKSPLUS GROWTH AND INCOME seeks to achieve a
                            total return which exceeds the total return performance of the S&P 500.
                          - MID-CAP GROWTH seeks growth of capital.
                          - SMALL-CAP VALUE seeks long-term growth of capital
                            and income.

T. ROWE PRICE EQUITY
SERIES,
INC. (managed by T. Rowe
Price Associates, Inc.)   - T. ROWE PRICE MID-CAP GROWTH seeks to provide
                            long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
                          - T. ROWE PRICE EQUITY INCOME seeks to provide
                            substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
                          - T. ROWE PRICE NEW AMERICA GROWTH seeks to provide
                            long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service industries.
T. ROWE PRICE INTERNATIONAL
SERIES, INC. (managed by
Rowe
Price-Fleming
International,
Inc.)                     - T. ROWE PRICE INTERNATIONAL STOCK seeks long-term
                            growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
JANUS ASPEN SERIES (managed
by Janus Capital
Corporation)              - GROWTH seeks long-term growth of capital in a manner
                            consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.
                          - CAPITAL APPRECIATION seeks long-term growth of
                            capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.
                          - WORLDWIDE GROWTH seeks long-term growth of capital
                            in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.
                          - HIGH YIELD seeks to obtain high current income.
                            Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

INVESCO VARIABLE
INVESTMENT FUNDS, INC.
(managed by INVESCO Funds
Group, Inc.)              - INVESCO VIF -- BLUE CHIP GROWTH seeks to buy
                            securities that will increase in value over the long-term by investing primarily in common stocks of large companies with market capitalizations of more than $10 billion that have a history of consistent earnings growth regardless of the business cycle. Current income is a secondary goal.


                          - INVESCO VIF -- DYNAMICS seeks to buy securities that
                            will increase in value over the long-term by investing in a variety of securities that the investment adviser believes present opportunities for capital growth -- primarily common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also may invest in preferred stocks and debt instruments that are convertible into common stocks, as well as in securities of foreign companies.

INVESCO VARIABLE
INVESTMENT FUNDS, INC.
(managed by INVESCO Funds
Group, Inc.)
(continued)               - INVESCO VIF -- FINANCIAL SERVICES invests primarily
                            in equity securities of companies involved in the financial services sector (e.g., banks, insurance companies, and investment and miscellaneous industries) that the investment adviser believes will rise in price -- and increase in value -- faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. The Fund can also invest in debt securities.



                          - INVESCO VIF -- HEALTH SCIENCES invests primarily in
                            equity securities of companies that develop, produce or distribute health care-related products or services, that the investment adviser believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. This Fund can also invest in debt securities.



                          - INVESCO VIF -- MARKET NEUTRAL seeks to outperform
                            the return on three-month U.S. Treasury bills regardless of the movements of the broad securities market. The Fund attempts to achieve its investment objective by using a management style known as "market neutral." Please refer to the Fund's prospectus for a description of the market neutral management style.



                          - INVESCO VIF -- SMALL COMPANY GROWTH seeks to buy
                            securities that will increase in value over the long term. The Fund normally invests at least 65% of its assets in equity securities of companies with market capitalizations of $1 billion or less.



                          - INVESCO VIF -- TECHNOLOGY seeks capital appreciation
                            and normally invests at least 80% of its total assets in the equity securities of companies engaged in technology-related industries. The Fund invests primarily in equity securities that the investment adviser believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. The Fund also can invest in debt securities.



                          - INVESCO VIF -- TELECOMMUNICATIONS invests primarily
                            in the equity securities of companies in the telecommunications sector that the investment adviser believes will rise in price -- and increase in value -- faster than other investments, as well as options and other investments whose value is based upon the values of equity securities. The Fund also can invest in debt securities. Current income is an additional consideration in the Fund's investments. The telecommunications sector includes, among other things, companies that are engaged in the design, development, manufacture, distribution, or sale of communications services and equipment.


     Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain Portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. It is possible that a material conflict may arise between the interests of Owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a Portfolio. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the Portfolios currently foresee any such disadvantages, Western Reserve and each Portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

                             FACTS ABOUT THE POLICY

AVAILABILITY OF THE POLICY

     Under Western Reserve's current rules, Western Reserve will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - a minimum of five (5) Policies are issued, each on the life of a different Insured; or

     - the aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

APPLYING FOR A POLICY

     To purchase a Policy, Western Reserve must receive a completed application at the Administrative Office. Under Western Reserve's current rules, the minimum Face Amount of a Policy is generally $25,000. Western Reserve will generally issue Policies to Insureds who supply satisfactory evidence of insurability sufficient to Western Reserve. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.

FREE-LOOK PERIOD

     An Owner may cancel a Policy for a refund during the "free-look period" by returning it to Western Reserve or to the sales representative who sold it. The free-look period expires 20 days after delivery of the Policy. Certain states may require a free-look period longer than 20 days. If you decide to cancel the Policy, Western Reserve will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Western Reserve will refund an amount equal to the greater of the Cash Value as of the date the Policy is returned, or the premiums paid less any partial withdrawals. Under ordinary circumstances, the refunded amount will be the premiums paid less partial withdrawals.

PREMIUMS

     PREMIUM FLEXIBILITY. Owners are not required to adhere to any rigid and inflexible premium schedule. Western Reserve may require the Owner to pay an initial premium. Thereafter, up to age 100 and subject to the maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. When making premium payments during the first Policy Year, an Owner should consider the effect of the sales charge (since Western Reserve deducts a lower percentage of each premium received in excess of the Target Premium during the first Policy Year than in subsequent Policy Years), and the deferred sales charge (because Western Reserve deducts this charge based on a percentage of premiums paid in the first year). See Charges and Deductions -- Percent of Premium Load; and Deferred Sales Charge.

     PLANNED PERIODIC PREMIUMS. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

     The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Value. Thus, even if Planned Periodic

Premiums are paid by the Owner, the Policy will nonetheless lapse any time Net Cash Value is insufficient to pay certain monthly charges, and a Late Period expires without a sufficient payment being made.

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If you pay a premium which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Western Reserve will return any part of the premium in excess of that amount, and will not accept any further premiums until allowed by the current maximum premium limitations set forth under Federal tax laws.

     PAYMENT OF PREMIUMS. Any payment made by check or money order must be payable to Western Reserve Life Assurance Co. of Ohio. Western Reserve will treat payments made by the Owner as a premium payment unless clearly marked as loan repayments. Western Reserve will deduct certain charges from each premium payment. (See Charges and Deductions, p. 31.) As an accommodation to Owners, Western Reserve will accept transmittal of initial and subsequent premiums of at least $1,000 by wire transfer. For an initial premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("fax") of a completed application. An initial premium accepted via wire transfer with fax will be allocated in accordance with current procedures explained in the section entitled Allocation of Net Premiums and Cash Value -- Allocation of Net Premiums. An initial premium made by wire transfer not accompanied by a simultaneous fax, or accompanied by a fax of an incomplete application will be applied at the unit value next determined not later than two business days after receipt of an appropriate fax or a complete application. However, if Western Reserve cannot obtain the fax or essential information within five business days, Western Reserve shall inform the applicant of the reasons for the delay, and will return the initial premium to the applicant unless the applicant specifically consents to allow Western Reserve to retain the initial premium until the required fax or essential information is received.

     If Western Reserve later receives the application with original signature and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the fax, Western Reserve will reallocate the initial premium on the first Valuation Day on or following the date the Policy is issued, in accordance with the allocation instructions in the application with original signature.

     Owners wishing to make payments via bank wire should instruct their banks
to wire Federal Funds as follows:                                              .

    First National Bank of Maryland
     ABA #052000113
     For credit to account of Western Reserve #89487643
     Include your name and Policy number on all correspondence.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. The failure to make a Planned Periodic Premium payment will not itself cause the Policy to Lapse. Lapse will only occur where Net Cash Value is insufficient to cover the monthly deduction, and a Late Period expires without the Owner making a sufficient payment. If the Net Cash Value is insufficient to cover the monthly deduction, the Owner must pay during the Late Period a payment at least sufficient to provide a Net Premium to cover the sum of the monthly deductions due within the Late Period. Such a lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Cash Value, or the Net Cash Value has decreased because not enough premiums have been paid to offset the monthly charges.

     If Net Cash Value is insufficient to cover the monthly deduction, Western Reserve will notify the Owner and any assignee of record of the minimum payment needed to keep the Policy in force. The Owner will then have a Late Period of 62 days, measured from the date notice is sent to the Owner, for Western Reserve to receive sufficient payments. If Western Reserve does not receive a sufficient payment within the Late Period, the Policy will lapse. If Western Reserve receives a sufficient payment during the Late Period, Western

Reserve will allocate any resulting Net Premium among the Subaccounts, and will charge any monthly deductions due to such Subaccounts, in accordance with the Owner's then current instructions. (See Allocation of Premiums and Cash
Value -- Allocation of Net Premiums, and Charges and Deductions -- Monthly Deductions.) If the Insured dies during the Late Period, the Life Insurance Benefit Proceeds will equal the amount of the Life Insurance Benefit Proceeds immediately prior to the commencement of the Late Period, reduced by any due and unpaid charges.

     REINSTATEMENT. You may reinstate a lapsed Policy any time within five years after the date of Lapse by submitting the following items to Western
Reserve:

          1. A written application for reinstatement from the Owner;

          2. Evidence of insurability satisfactory to Western Reserve; and

          3. A premium that, after the charges against premiums, is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     Western Reserve reserves the right to decline a reinstatement request. Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Deduction Day on or next following the date Western Reserve approves the application for reinstatement.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

     NET PREMIUMS. The Net Premium equals the premium paid less any applicable percent of premium load. (See Charges and Deductions -- Percent of Premium
Load). When an initial premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Effective Date.

     ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner will allocate Net Premiums to one or more of the Subaccounts of the Separate Account. Notwithstanding the allocation in the application, the initial premium, less charges, will be allocated during the free-look period to the General Account and will earn interest at an annual rate (minimum 4%) declared by Western Reserve. At the end of the free-look period, Western Reserve allocates the Net Premium, including interest earned during the free-look period, to the Subaccounts as directed in the application. Western Reserve deems the Policy to be delivered four days after it is mailed for the purpose of allocating the Net Premium (including interest) at the end of the free-look period. (See Facts About The Policy -- Free-Look Period.)

     The minimum percentage of each premium that you may allocate to any Subaccount is 1%; percentages must be in whole numbers. You may change the allocation of future Net Premiums without charge at any time by providing Western Reserve with written notification from the Owner, or by calling the Administrative Office. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding telephone instructions for transfers among Subaccounts. (See Transfer Privileges.) Upon instructions from the Owner, the registered representative or agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes to the allocation of Net Premiums. Investment returns from the amounts allocated to Subaccounts of the Separate Account will vary with the investment experience of these Subaccounts and the Owner bears the entire investment risk.

POLICY VALUES

     CASH VALUE. The Cash Value serves as the starting point for calculating certain values under a Policy. The Cash Value is the sum of all Subaccount Values and the Loan Account Value and therefore varies to reflect the investment experience of the Subaccounts. Western Reserve determines the Cash Value on the date the Policy is issued and on each Valuation Day thereafter. The Cash Value may be more or less than premiums paid. THERE IS NO GUARANTEED MINIMUM CASH VALUE.

     NET CASH VALUE. The Net Cash Value is the amount payable on surrender of the Policy. It is equal to the Cash Value as of the date of surrender minus any outstanding Indebtedness, plus premium load refund, if applicable.

     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the end of the free-look period is equal to the amount of the initial Net Premium allocated to that Subaccount (including any interest credited during the free-look period). On subsequent Valuation Days, the Subaccount Value is equal to that part of any Net Premium allocated to the Subaccount and any Cash Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any Cash Value transferred out of that Subaccount.

     ACCUMULATION UNITS. For each Subaccount, Net Premiums allocated to a Subaccount or amounts of Cash Value transferred to a Subaccount are converted into Accumulation Units. Western Reserve determines the number of Accumulation Units credited to a Policy by dividing the dollar amount of any Net Premium or transfer directed to each Subaccount by the value of an Accumulation Unit for that Subaccount on the transaction date. Therefore, Net Premiums allocated to or amounts transferred to a Subaccount under a Policy increase the number of Accumulation Units of that Subaccount credited to the Policy.

     Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy:

          - Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Accumulation Units of that Subaccount as do:

          - surrender of the Policy;

          - payment of the Life Insurance Benefit Proceeds;

          - Policy loans; and

          - the deduction of the monthly deduction.

     Accumulation Units are canceled as of the end of the Valuation Period in which Western Reserve receives written notice regarding the event. These events are referred to as "Policy transactions."

     Accumulation Units are bought and sold each time there is a Policy transaction. Western Reserve determines the number of Accumulation Units in any Subaccount on any day follows:

          1. From the Accumulation Units as of the prior Monthly Deduction Day, subtract the Accumulation Units sold to pay any partial withdrawals;

          2. Add Accumulation Units bought with Net Premiums received since the prior Monthly Deduction Day;

          3. Subtract Accumulation Units sold to transfer amounts into the Loan Account;

          4.  Add Accumulation Units bought with loan repayments;

          5. Subtract Accumulation Units sold to transfer amounts to other Subaccounts;

          6. Add Accumulation Units bought from amounts transferred from other Subaccounts.

     The number of Accumulation Units on a Monthly Deduction Day is the result of steps 1 through 6 above, minus the number of Accumulation Units sold to pay the monthly deduction charge. If the Monthly Deduction Day is a Policy Anniversary, Western Reserve will increase the number of Accumulation Units by Accumulation Units bought with any amounts transferred from the Loan Account.

     ACCUMULATION UNIT VALUE. Western Reserve determines the value of an Accumulation Unit on any Valuation Day by multiplying the value of that Accumulation Unit on the immediately preceding Valuation Day by the Net Investment Factor for the Valuation Period.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of Accumulation Units of a Subaccount from one Valuation Period to the next. Western Reserve determines the Net Investment Factor for any Subaccount for any Valuation Period by dividing 1 by 2, where:

          1. is the result of:

             a. the net asset value per share of the Portfolio held in the
                Subaccount, determined at the end of the current Valuation Period; plus

             b. the per share amount of any dividend or capital gain
                distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; and

          2. is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

     The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

TRANSFER PRIVILEGES

     GENERAL. Owners may transfer Cash Value among the Subaccounts. The amount of Cash Value available for transfer from any Subaccount is determined at the end of the Valuation Period during which the transfer request is received at the Administrative Office. The net asset value for each share of the corresponding Portfolio of any Subaccount is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits -- Cash Value -- Valuation Day and Valuation Period.) Therefore, any transfer request received after the close of the regular business session of the NYSE, on any day the NYSE is open, will be processed using the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the NYSE, on the next day the NYSE is open for business.

     The minimum amount that you may transfer is the lesser of $500 or the value of all remaining Accumulation Units in a Subaccount, unless Western Reserve agrees otherwise. The Subaccount from which you make a transfer must maintain a minimum balance of $500 after the transfer is completed. If the value of the remaining Accumulation Units in a Subaccount would be less than $500, Western Reserve has the right to include that amount as part of the transfer.

     Owners may make up to 12 transfers of Cash Value without charge during any one Policy Year. After these 12 transfers in a Policy Year, Western Reserve reserves the right to impose a charge of $25 for each subsequent transfer. Western Reserve will not increase the transfer charge. Western Reserve will consider all transfers made in any one day a single transfer and will deduct any transfer charges on a pro-rata basis from each Subaccount from which a transfer was made. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation of Cash Value immediately after the free-look period, will not be treated as a transfer for the purpose of this charge.

     Owners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative or agent of record for the Policy may, upon instructions from the Owner for each transfer, make telephone transfers upon request without the necessity for the Owner to have previously authorized telephone transfers in writing. Transfer requests made by telephone must be verified by a facsimile sent to the Administrative Office before the transfer is made. If, for any reason, an Owner does not want the ability to make transfers by telephone, the Owner should provide written notice to Western Reserve at the Administrative Office. All telephone transfers should be made by calling the Administrative Office.

     Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners, and/or tape recording telephone instructions received from Owners.

     Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at the Administrative Office.

     ASSET REBALANCING PROGRAM. Western Reserve offers a program under which the Owner may authorize Western Reserve to transfer Cash Value periodically to maintain a particular percentage allocation among the Subaccounts. The Cash Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts at the end of each period to match the Policy's currently effective Net Premium allocation schedule. The asset rebalancing program is intended to transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Subaccount will not have losses.

     To qualify for the asset rebalancing program, a minimum Cash Value of $10,000 for an existing Policy, or a minimum initial premium of $10,000 for a new Policy, is required. To participate in the asset rebalancing program, a properly completed asset rebalancing request form, which is available upon request, must be received by Western Reserve.

     Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Effective Date. Following receipt of the asset rebalancing request form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

     There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

     The Owner may terminate participation at any time in the asset rebalancing program by oral or written request to Western Reserve. Participating in the asset rebalancing program will terminate automatically if any transfer is made to, or from, any Subaccount, other than on account of a scheduled rebalancing. If the Owner wishes to resume the asset rebalancing program after it has been canceled, a new asset rebalancing request form must be completed and sent to Western Reserve. The Owner may start and stop participation in the asset rebalancing program at any time; however, Western Reserve reserves the right to restrict entry into the asset rebalancing program to once per Policy Year.

     Western Reserve may discontinue, modify, or suspend, the asset rebalancing program at any time.

SURRENDERS AND PARTIAL WITHDRAWALS

     SURRENDERS. At any time while the Insured is still living and the Policy is in force, the Owner may, by written request, surrender the Policy for its Net Cash Value (which is the Cash Value less any Indebtedness, plus refund of premium load, if applicable). A surrender is effective as of the date on which a written request for surrender is received by Western Reserve. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged against the premium payments made in the Policy Year of the surrender. Western Reserve will refund 6.0% of the premium paid up to the Target Premium and 3.0% of the premium paid in excess of the Target Premium. (See Charges and Deductions -- Percent of Premium Load, p. 31.) Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated. A surrender may have tax consequences. (See Federal Tax Considerations, p. 37.)

     PARTIAL WITHDRAWALS. After the first Policy Year, while the Insured is still living and the Policy is in force, an Owner may apply for a partial withdrawal. The request must be made in writing to the Administrative Office and the amount requested must be at least $500. The maximum amount that may be requested is the amount that would leave at least $500 remaining in the Subaccount from which the partial withdrawal is made. The amount withdrawn is deducted from each of the Subaccounts on a pro rata basis unless you specify otherwise in a written notice to the Administrative Office. Western Reserve generally will pay a partial withdrawal request within seven days following the Valuation Day the request is received.

     There is no limit on the number of partial withdrawals that may be made during a Policy Year. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from each of the Subaccounts unless you provide other written instructions to the Administrative Office.

     If the Owner has selected Life Insurance Benefit Option 1, Western Reserve will reduce the Face Amount by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Face Amount will not be changed by the amount of the partial withdrawal. If Life Insurance Benefit Option 3 is in effect and the partial withdrawal is greater than the sum of the premiums paid, the Face Amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the Face Amount is not reduced. Western Reserve may reject any partial withdrawal if it would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder. A partial withdrawal may have tax consequences. (See Federal Tax Considerations, p. 37.)

LOANS

     After the first Policy Year as long as the Policy remains in force, the Owner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve permits a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Code. The maximum amount that may be borrowed is 90% of the Cash Value, less any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to not less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Considerations, p. 37.)

     When you request a loan, Western Reserve will withdraw an amount equal to the requested loan amount plus interest in advance for one year from each of the Subaccounts on a pro-rata basis, unless you specify otherwise in a written notice to the Administrative Office, and transfer this amount to the Loan Account until the loan is repaid.

     Western Reserve normally will pay the amount of the loan within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. Under Western Reserve's current procedures, at each Policy Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Account (including interest credited to the Loan Account during the previous Policy Year). Western Reserve will also make this comparison any time the Owner repays all of the loan, or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Account, Western Reserve will withdraw the difference from the Subaccounts and transfer it to the Loan Account in the same manner as when a loan is made. If the amount in the Loan Account exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Account and transfer it to the Subaccounts in the same manner as current Net Premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge.

     INTEREST RATE CHARGED. The guaranteed annual interest rate on a Policy loan is 6.0% and is due on each Policy Anniversary for the prior Policy Year and on the day the loan is repaid. The current annual interest rate on a Policy loan is 4.25% in Policy Years 1-15, 4.15% in Policy Years 16-30, and 4.10% in subsequent Policy Years. Loan interest that is unpaid when due will be added to the amount of the loan and will bear interest at the same rate. On the date of the Insured's death, the date the Policy ends, the date of a loan repayment, or any other date Western Reserve specifies, any necessary adjustment will be made in the loan to reflect any interest accrued since the last Policy Anniversary. If an annual interest rate lower than 6% is set, any subsequent increase in the interest rate shall be subject to the following conditions:

          (1) The effective date of any increase in the interest rate for Policy loans shall not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased shall not exceed 1% per year, but the maximum annual interest rate will be 6%.

          (3) Western Reserve will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the annual interest rate, Western Reserve will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) Western Reserve will give notice of any increase in the annual interest rate whenever a loan is made during the 40 days before the effective date of the increase.

     LOAN ACCOUNT INTEREST RATE CREDITED. The amount in the Loan Account will accrue interest at an effective annual rate of 4%. Western Reserve may credit a higher rate, but it is not obligated to do so.

     EFFECT OF POLICY LOANS. A Policy loan affects the Policy, because the Life Insurance Benefit Proceeds and Net Cash Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the Life Insurance Benefit Proceeds and Net Cash Value to increase by the amount of the repayment. As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Account. This amount will not be affected by the Separate Account's investment performance. Amounts transferred from the Separate Account to the Loan Account will affect the Separate Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Separate Account. There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as possible adverse tax consequences which could occur if a Policy lapses with loans outstanding.

     INDEBTEDNESS. Indebtedness equals the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the Cash Value, Western Reserve will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 31 days from the date notice is sent, the Policy will Lapse and terminate without value. The Policy, however, may later be reinstated.

     REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time. Western Reserve will treat payments made by the Owner while there is Indebtedness as premium payments unless the Owner indicates that the payment should be treated as a loan repayment. If not repaid, Western Reserve may deduct Indebtedness from any amount payable under the Policy. As Indebtedness is repaid, the Policy's value in the Loan Account securing the Indebtedness repaid will be transferred from the Loan Account to the Subaccounts in the same manner as current Net Premiums are allocated. Western Reserve will allocate the repayment of Indebtedness at the end of the Valuation Period during which the repayment is received.

LIFE INSURANCE BENEFITS

     GENERAL. Owners designate in the initial application one of three Life Insurance Benefit Options offered under the Policy: Life Insurance Benefit Option 1 ("Option 1"), Life Insurance Benefit Option 2 ("Option 2"), and Life Insurance Benefit Option 3 ("Option 3"). As long as the Policy remains in force, Western Reserve will, upon receiving due proof of the Insured's death, pay the Life Insurance Benefit Proceeds of a Policy to the named Beneficiary in accordance with the designated Life Insurance Benefit Option. Western Reserve will determine the amount of the Life Insurance Benefit Proceeds payable at the end of the Valuation

Period during which the Insured dies. Western Reserve may pay the proceeds in a lump sum or under one or more of the settlement options set forth in the Policy. Western Reserve guarantees that as long as the Policy remains in force, the Life Insurance Benefit under any option will never be less than the Face Amount of the Policy until age 100 when the death benefit equals the Cash Value, but the Life Insurance Benefit Proceeds will reflect reductions for any outstanding Indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider. To qualify the Policy as life insurance under the Code, Owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the Life Insurance Benefit provided, vary from one test to the other. (See the separate tables below.)

     OPTION 1. The Life Insurance Benefit is the greater of the Face Amount of the Policy or the applicable percentage (the "limitation percentage") times the Cash Value on the date of death. Accordingly, under Option 1 the Life Insurance Benefit will remain level unless the limitation percentage times the Cash Value exceeds the Face Amount, in which case the amount of the Life Insurance Benefit will vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 1. For purposes of this illustration, assume that the Insured's Attained Age is under 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Life Insurance Benefits. However, because the Life Insurance Benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the Life Insurance Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Cash Value above $20,000 will increase the Life Insurance Benefit by $2.50. Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Face Amount, the Life Insurance Benefit will equal the Face Amount of the Policy.

     OPTION 2. The Life Insurance Benefit is equal to the greater of the Face Amount plus the Cash Value of the Policy or the limitation percentage times the Cash Value on the date of death. Accordingly, under Option 2 the amount of the Life Insurance Benefit will always vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 2. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 2, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

     If at any time, however, Cash Value multiplied by the limitation percentage is less than the Face Amount plus the Cash Value, then the Life Insurance Benefit will be the Face Amount plus the Cash Value of the Policy.

     OPTION 3. The Life Insurance Benefit is equal to the greater of the Face Amount plus cumulative premiums paid less cumulative partial withdrawals, or the corridor percentage times the Cash Value. Accordingly, under Option 3, the amount of Life Insurance Benefit will always vary with the premiums paid and partial withdrawals taken, and may vary as the Cash Value varies.

     ILLUSTRATION OF OPTION 3. For purposes of this illustration, assume that the Insured is under the age of 40, that there is no outstanding indebtedness, and that the Guideline Premium Test is chosen. Under Option 3, a Policy with a Face Amount of $50,000 will generally pay a Life Insurance Benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a Life Insurance Benefit of $60,000 ($50,000 + $10,000). The Life Insurance Benefit under the Guideline Premium Test, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $24,000, the Life Insurance Benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $24,000 will increase the Life Insurance Benefit by $2.50. Similarly, any time Cash Value exceeds $24,000, each dollar taken out of Cash Value will reduce the Life Insurance Benefit by $2.50.

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
0-40.................    250
41...................    243
  42.................    236
  43.................    229
  44.................    222
  45.................    215
  46.................    209
  47.................    203
  48.................    197
  49.................    191
  50.................    185
  51.................    178
  52.................    171
  53.................    164
  54.................    157
  55.................    150
  56.................    146
  57.................    142
  58.................    138

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
  59.................    134
  60.................    130
  61.................    128
  62.................    126
  63.................    124
  64.................    122
  65.................    120
  66.................    119
  67.................    118
  68.................    117
  69.................    116
  70.................    115
  71.................    113
  72.................    111
  73.................    109
  74.................    107
  75.................    105
  76.................    105
  77.................    105

      INSURED'S
    ATTAINED AGE
      ON POLICY         LIMITATION
     ANNIVERSARY        PERCENTAGE
    ------------        ----------
  78.................    105
  79.................    105
  80.................    105
  81.................    105
  82.................    105
  83.................    105
  84.................    105
  85.................    105
  86.................    105
  87.................    105
  88.................    105
  89.................    105
  90.................    105
  91.................    104
  92.................    103
  93.................    102
94-99................    101
100 and older........    100

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
20...................  631      751
21...................  612      727
22...................  595      704
23...................  577      681
24...................  560      659
25...................  542      638
26...................  526      617
27...................  509      597
28...................  493      578
29...................  477      559
30...................  462      541
31...................  447      523
32...................  432      506
33...................  418      489
34...................  404      473
35...................  391      458
36...................  379      443
37...................  366      428
38...................  355      414
39...................  343      401
40...................  332      388
41...................  322      376
42...................  312      364
43...................  302      353
44...................  293      342
45...................  284      332
46...................  275      322

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
47...................  267      312
48...................  259      303
49...................  251      294
50...................  244      285
51...................  237      276
52...................  230      268
53...................  224      261
54...................  218      253
55...................  212      246
56...................  206      239
57...................  201      232
58...................  195      226
59...................  190      219
60...................  186      213
61...................  181      207
62...................  177      201
63...................  172      196
64...................  168      191
65...................  164      186
66...................  161      181
67...................  157      176
68...................  154      172
69...................  151      167
70...................  148      163
71...................  145      159
72...................  142      155
73...................  140      152

      INSURED'S
    ATTAINED AGE
      ON POLICY          LIMITATION
     ANNIVERSARY         PERCENTAGE
---------------------  --------------
                       MALE    FEMALE
                       ----    ------
74...................  137      148
75...................  135      145
76...................  133      142
77...................  131      139
78...................  129      136
79...................  127      134
80...................  125      131
81...................  124      129
82...................  122      127
83...................  121      125
84...................  119      123
85...................  118      121
86...................  117      119
87...................  116      118
88...................  115      117
89...................  114      115
90...................  113      114
91...................  112      113
92...................  111      111
93...................  110      110
94...................  109      109
95...................  107      108
96...................  106      106
97...................  105      105
98...................  103      103
99...................  102      102
100..................  100      100

     CHOOSING A LIFE INSURANCE BENEFIT OPTION. As described above and assuming the Life Insurance Benefit is not determined by reference to the limitation percentage, Option 1 will provide a Face Amount of Life Insurance Benefit which does not vary with changes in Cash Value. Thus, under Option 1, as Cash Value increases, Western Reserve's net amount at risk under the Policy will decline. In contrast, Option 2 involves a constant net amount at risk, assuming that the Life Insurance Benefit is not determined by reference to the limitation percentage. The net amount at risk under the Policy for Option 3 is dependent upon the amount and timing of premiums paid. Consequently, there is no generalized pattern as with Options 1 and 2. Therefore, assuming sufficiently positive investment experience, the deduction for cost of insurance under a Policy with an Option 1 Life Insurance Benefit will be less than under a corresponding Policy with an Option 2 or 3 Life Insurance Benefit. Because of this, if investment performance is positive, Cash Value under Option 1 will increase faster than under Options 2 or 3 but the total Life Insurance Benefit under Options 2 or 3 will generally be greater. Thus, Option 1 could be considered more suitable for Owners whose goal is increasing Cash Value based upon positive investment experience while Options 2 and 3 could be considered more suitable for Owners whose goal is increasing total Life Insurance Benefit.

     CHANGING THE LIFE INSURANCE BENEFIT OPTION. Generally, the Life Insurance Benefit Option in effect may be changed by the Owner after the first Policy Year by sending Western Reserve a written request for change. Western Reserve may require proof of insurability. A change in Life Insurance Benefit Option may have Federal income tax consequences. Under Western Reserve's current rules, no change may be made if it would result in a Face Amount less than the minimum Face Amount set forth in the Policy, or if the Policy would not continue to qualify as life insurance as defined under Section 7702 of the Code. The effective date of any change will be the Monthly Deduction Day on or after Western Reserve approves the request. No charges will be imposed for making a change in Life Insurance Benefit Option. If the Life Insurance Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased by an amount equal to the Cash Value on the effective date of change. If the Life Insurance Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased by an amount equal to the Cash Value on the effective date of the change. If the Life Insurance Benefit Option is changed from Option 3 to Option 1, the Face Amount will be increased by the sum of the premiums paid less the sum of partial withdrawals. If the Life Insurance Benefit Option is changed from Option 1 to Option 3, the Face Amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals. Western Reserve will not allow changes between Options 2 and 3.

     HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT. As long as the Policy remains in force, Western Reserve guarantees that the Life Insurance Benefit will never be less than the Face Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The Life Insurance Benefit may, however, vary with the Policy's Cash Value. Under Option 1, the Life Insurance Benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Face Amount of the Policy. The Life Insurance Benefit under Option 2 will always vary with the Cash Value because the Life Insurance Benefit equals either the Face Amount plus the Cash Value or the limitation percentage times the Cash Value. The Life Insurance Benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Cash Value multiplied by the limitation percentage exceeds the Face Amount plus cumulative premiums paid less cumulative partial withdrawals.

     CHANGING THE FACE AMOUNT. Subject to certain limitations, an Owner may increase or decrease the Face Amount of a Policy. A change in Face Amount may affect the net amount at risk, which may affect an Owner's cost of insurance charge. A change in Face Amount could also have Federal income tax consequences.

     DECREASES. Any decrease in the Face Amount will become effective on the Monthly Deduction Day on or following receipt of a written request from the Owner by Western Reserve at the Administrative Office. No requested decrease in the Face Amount will be permitted during the first Policy Year. The Face Amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

     INCREASES. For an increase in the Face Amount, written application must be submitted. Western Reserve will also require that additional evidence of insurability be submitted. Western Reserve reserves the right to decline any increase request. Any increase will become effective on the Monthly Deduction Day after Western Reserve approves the request for the increase. No increase in the Face Amount will be permitted during the first Policy Year. An increase need not be accompanied by an additional premium, but there must be sufficient Net Cash Value to cover the next monthly deduction after the increase becomes effective.

DURATION OF THE POLICY

     The Policy's duration depends upon the Net Cash Value. The Policy will remain in force so long as the Net Cash Value is sufficient to pay the monthly deduction. If the Net Cash Value is insufficient to pay the monthly deduction, and a Late Period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value.

WHEN INSURANCE COVERAGE TAKES EFFECT

     No life insurance coverage shall take effect unless the proposed Insured is alive, in the same condition of health as described in the application when the Policy is delivered to the Owner, and the full initial premium is paid.

PAYMENT OPTIONS

     The Policy offers a variety of optional ways of receiving proceeds under the Policy, other than in a lump sum. Any agent authorized to sell the Policy can explain these options upon request. None of these options vary with the investment performance of a separate account.

                             CHARGES AND DEDUCTIONS

     The following charges will apply to your Policy under the circumstances described. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by Western Reserve in connection with the Policies, some of which are described below.

     Services and benefits provided by Western Reserve include:

        - the Life Insurance Benefits, cash and loan benefits provided by the Policy;

        - investment options, including Net Premium allocations;

        - administration of elective options under the Policy; and

        - the distribution of reports to Owners.

     Costs and expenses Western Reserve incurs include:

        - those associated with underwriting applications and changes in Face Amount and riders;

        - various overhead and other expenses associated with providing the services and benefits relating to the Policy;

        - sales and marketing expenses; and

        - other costs of doing business, such as federal, state and local premium and other taxes and fees.

     Risks assumed by Western Reserve include the risks that:

        - Insureds may live for a shorter period of time than estimated resulting in the payment of greater Life Insurance Benefits than expected; and

        - the costs of providing the services and benefits under the Policies will exceed the charges deducted.

PERCENT OF PREMIUM LOAD

     Western Reserve deducts certain expenses at the time you make premium payments. Western Reserve then allocates the remainder of each premium (the Net Premium) to the Subaccounts as you direct. The expenses deducted from your premium are intended to compensate Western Reserve for sales expenses and federal and state tax charges. Premium tax charges imposed by different states range from 0.0% to 3.5% of premiums.

     During the first Policy Year, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 3.0% of each premium received in excess of the Target Premium. During Policy Years 2-7, Western Reserve deducts 11.5% of each premium received up to the Target Premium, and 7.5% of each premium received in excess of the Target Premium. After Policy Year 7, Western Reserve deducts 4.5% of all premiums received. Under most circumstances, the Target Premium is the maximum premium an Owner can pay in a Policy Year without the Policy becoming a Modified Endowment Contract. Premiums paid in excess of the Target Premium may have adverse tax consequences. (See Federal Tax Considerations -- Tax Treatment of Policy Benefits, p. 37)

     Since 3.0% is deducted from each premium in excess of the Target Premium received by Western Reserve during the first Policy Year, it may be advantageous to pay such premiums during the first Policy Year rather than after the first Policy Year when a higher percentage is deducted from premiums in excess of the Target Premium. However, higher premium amounts paid during the first Policy Year will result in higher amounts being subject to the deferred sales charge in Policy Years 2 through 7 (See Deferred Sales Charge, below.) An Owner deciding the appropriate amount and timing of premium payments should consider the combined effect of the percent of premium load and the deferred sales charge.

     PREMIUM LOAD REFUND AT SURRENDER. If the Owner surrenders the Policy during the first three Policy Years, Western Reserve will refund a portion of the Percent of Premium Load charged against the premium payments made in the Policy Year of surrender. Western Reserve will refund 6.0% of the premium paid up to the Target Premium and 3.0% of the premium paid in excess of the Target Premium. The refund only applies to premiums paid in the Policy Year of the surrender, not to all premiums paid since issue. The refund is available only for surrenders occurring in the first three Policy Years, and is not available for partial withdrawals or Policy loans.

DEFERRED SALES CHARGE

     On each Policy Anniversary during Policy Years 2 through 7, Western Reserve deducts from the Cash Value a deferred sales charge equal to 1.5% of premiums paid up to the Target Premium during the first Policy Year to compensate Western Reserve for a portion of Policy sales expenses. On each Policy Anniversary during Policy Years 2 through 7, Western Reserve also deducts a deferred sales charge equal to 1% of the amount of any decrease in excess premium (not including Section 1035 monies) received in Policy Years 2-7 from the excess premium received in the first Policy Year. If the Policy is surrendered, this charge is not deducted for Policy Anniversaries not yet reached.

MONTHLY DEDUCTIONS

     Western Reserve deducts the charges listed below from your Cash Value as of the Effective Date and on each Monthly Deduction Day. The deductions are made from the Subaccounts in the same proportion that the Subaccount Value in each Subaccount bears to the total Cash Value as of the Monthly Deduction Day. The monthly deduction consists of

          (1) a monthly Policy charge,

          (2) the monthly cost of insurance charge,

          (3) the cost of any supplemental benefits provider by riders, and

          (4) a factor representing the mortality and expense risk charge.

     MONTHLY POLICY CHARGE. During the first Policy Year, the monthly Policy charge is $16.50 per month. During subsequent Policy Years, the monthly Policy charge currently is $4 per month and is guaranteed not to exceed $10 per month. The monthly Policy charge is paid to Western Reserve for performing administrative services relating to the Policy.

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge compensates Western Reserve for the anticipated cost of paying the amount of the Life Insurance Benefit that exceeds your Cash Value upon the death of the Insured. The cost of insurance charge is calculated monthly, and depends on a number of variables that cause the charge to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. The cost of insurance charge is calculated for the Face Amount at issue and for any increase in Face Amount. The monthly cost of insurance charge is equal to (1) multiplied by the result of (2) minus (3), where:

        (1) is the monthly cost of insurance rate per $1,000 of insurance;

        (2) is the number of thousands of Life Insurance Benefit for the Policy (as defined in the applicable Option 1, Option 2 or Option 3) divided by 1.0032737; and

        (3) is the number of thousands of Cash Value as of the Monthly Deduction Day (before this cost of insurance, and after the mortality and expense risk charge, any applicable Policy charge and the cost of any riders are subtracted).

     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, risk class, and number of years that the Policy or increment of Face Amount has been in force. Western Reserve reviews monthly cost of insurance rates on an ongoing basis (at least once every year) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, risk class, and Policy duration. Western Reserve guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the Guaranteed Maximum Cost of Insurance Rates set forth in the Policy.

     In connection with the cost of insurance rates guaranteed in the Policy, Western Reserve places Insureds into standard tobacco and standard non-tobacco risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, Western Reserve places Insureds into the following risk classes: age, sex, tobacco habit and health status, medical issue, simplified issue and guaranteed issue.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are less than or equal to rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and tobacco status in a substandard class.

     Western Reserve does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Western Reserve may offer Policies with unisex mortality tables to such prospective purchasers.

     SUPPLEMENTAL BENEFIT (RIDER) CHARGES. If any additional benefits are added to your Policy, Western Reserve will deduct charges for these benefits as part of the monthly deduction.

     MORTALITY AND EXPENSE RISK CHARGE. Western Reserve deducts a monthly charge from the Cash Value to compensate it for mortality and expense risks that it assumes under the Policy. In Policy Years 1-15, the monthly charge is equivalent to an effective annual rate of 0.25%. In Policy Years 16-30, the monthly charge is equivalent to an effective annual rate of 0.15%. In subsequent Policy Years, the monthly charge is equivalent to an effective annual rate of 0.10%. The charge is calculated as a percentage of the average Cash Value on each Valuation Day during the Policy Month preceding the Monthly Deduction Day. The guaranteed rate for this charge is equivalent to an effective annual rate of 0.90%.

     The mortality risk that Western Reserve assumes is the risk that Insureds, as a group, will live for a shorter period of time than Western Reserve estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Life Insurance Benefit Proceeds that a Beneficiary would receive. The expense risk that Western Reserve assumes is the risk that the monthly Policy charge (and any transfer charge imposed) may be insufficient to cover the actual expenses of administering the Policies. Western Reserve may make a profit from the mortality and expense risk charge, and may use such profit for any lawful purpose including paying distribution expenses.

ADMINISTRATIVE CHARGES

     PARTIAL WITHDRAWAL CHARGE. After the first Policy Year, you may apply for a partial withdrawal. On each partial withdrawal, Western Reserve imposes a processing charge equal to the lesser of $25 or 2% of the amount requested. Western Reserve deducts this charge on a pro-rata basis from the Subaccounts unless you provide other instructions.

     TRANSFER CHARGE. The first 12 transfers during each Policy Year are free. Western Reserve reserves the right to assess a transfer charge of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the transfer charge, each written request of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Western Reserve deducts the transfer charge from the amount being transferred. Transfers due to automatic asset rebalancing, loans or the expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. See the prospectuses for the Portfolios and the Summary of this prospectus for further information on these fees and expenses.

                      OTHER POLICY PROVISIONS AND BENEFITS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner named in the application. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.

     CHANGING THE OWNER. The Owner may change the Owner by providing written notice to Western Reserve at any time while the Insured is alive and the Policy is in force. A change of ownership is effective as of the date that the written notice is signed; however, Western Reserve is not liable for payments it makes before it receives a written notice of a change in ownership. Changing the Owner does not automatically change the Beneficiary. A change in Owner may have significant tax consequences. You should consult a tax advisor before changing an Owner.

     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Where more than one Beneficiary is designated, each Beneficiary shares in any Life Insurance Benefit Proceeds equally unless the Beneficiary designation states otherwise.

     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by providing a written notice to Western Reserve at any time while the Insured is alive and the Policy is in force. Any change of Beneficiary is effective as of the date the written notice is signed by the Owner but Western Reserve is not liable for any payments it makes under the Policy prior to the time it receives written notice of any Beneficiary change.

ASSIGNMENT

     While the Insured is living, the Owner may assign his or her rights under this Policy. Western Reserve is not bound by the assignment unless it receives a duplicate of the original assignment at the Administrative Office. Western Reserve is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment. The Owner will maintain any rights of ownership that have not been assigned. An assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in one sum. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount.

WESTERN RESERVE'S RIGHT TO CONTEST THE POLICY

     Western Reserve has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. Western Reserve also has the right to contest the validity of any increase of Face Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, Western Reserve relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, Western Reserve considers statements made in the application(s) to be representations and not warranties.

     In the absence of fraud, Western Reserve cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, Western Reserve cannot contest any increase in coverage effective after the Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Effective Date, Western Reserve's liability is limited to an amount equal to the premiums paid, less any indebtedness and less any partial withdrawals paid. Western Reserve will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Face Amount or additional coverage rider, Western Reserve's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Insured has been stated incorrectly in the application or any supplemental application, Western Reserve will adjust the Life Insurance Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, Western Reserve will calculate future monthly deductions using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.

MODIFICATION OF THE POLICY

     Only the President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of Western Reserve's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind Western Reserve by making any promise not contained in this Policy.

     Upon notice to the Owner, Western Reserve may modify the Policy to:

        1. conform the Policy, Western Reserve's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Western Reserve or the Separate Account is subject;

        2. assure continued qualification of the Policy as a life insurance contract under the Code; or

        3. reflect a change (permitted by the Policy) in the Separate Account's operation.

     In the event of any such modification, Western Reserve will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PAYMENTS BY WESTERN RESERVE

     Western Reserve usually pays the amounts of any surrender, partial withdrawals, Life Insurance Benefit Proceeds, or settlement options within seven business days after receipt of all applicable written notices and/or due proofs of death. However, Western Reserve can postpone such payments if:

        1. the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

        2. the SEC permits, by an order, the postponement for the protection of Owners; or

        3. the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, Western Reserve has the right to defer payment of surrenders, partial withdrawals, Life Insurance Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

REPORTS TO OWNERS

     Within 30 days after each Policy Anniversary, or more often as required by law, Western Reserve will mail to Owners at their last known address a report showing the following items as of the end of the report period:

        1.  the period covered by the report;

        2.  the current Cash Value and Net Cash Value;

        3.  the current Subaccount Values, and Loan Account Value;

        4.  the current Loan Amount;

        5. any premium payments, partial withdrawals, or surrenders made, Life Insurance Benefit Proceeds paid and charges deducted since the last report;

        6.  current Net Premium allocations; and

          7.  any other information required by law.

     Owners may request additional copies of reports from Western Reserve, but Western Reserve reserves the right to charge a fee for such additional copies. In addition, Western Reserve will send written confirmations of premium payments and other financial transactions requested by Owners. Owners will also be sent copies of the annual and semi-annual report to shareholders for each Portfolio in which they are indirectly invested.

CLAIMS OF CREDITORS

     Except as described in the Assignment section above, payments Western Reserve makes under the Policy are, to the extent permitted by law, exempt from the claims, attachments, or levies of any creditors.

DIVIDENDS

     The Policy is a non-participating policy on which no dividends are payable.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

     The following supplemental benefits and/or riders are available and may be added to a Policy. Monthly charges for these benefits and/or riders are deducted from Cash Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account.

     Term Insurance Rider. The Term Insurance Rider provides term insurance coverage for the Insured on a basis different from the coverage provided under the Policy. The Term Insurance Rider may be purchased at the time of application for the Policy or after the Policy is issued. The Term Insurance Rider increases the death benefit provided under the Policy by the Face Amount of the rider. The Term Insurance Rider terminates at age 100. Owners may reduce or cancel coverage under the Term Insurance Rider separately from reducing the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased, subject to certain minimums, without reducing the coverage under the Term Insurance Rider.

     Western Reserve reserves the right to discontinue the availability of any riders for new Policies at any time, and also reserves the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

                           FEDERAL TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Western Reserve's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, Western Reserve believes that Policies issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, Western Reserve may take appropriate steps to bring the Policy into compliance with such requirements and Western Reserve reserves the right to modify the Policy as necessary in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility of Owners to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While Western Reserve believes that the Policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. Western Reserve believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, an Owner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

     The tax consequences of loans from or secured by a Policy that is not a modified endowment contract may be uncertain. You should consult a tax advisor before taking out a Policy loan.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOAN INTEREST. In general, interest on a Policy loan will not be deductible.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     OTHER POLICY OWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the Administration has recently proposed legislation that would further affect life insurance owned by businesses and non-natural person. Any business or non-natural person contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES

     At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the policies. Western Reserve reserves the right to charge the Subaccounts for any future taxes or economic burden Western Reserve may incur.

            OTHER INFORMATION ABOUT THE POLICIES AND WESTERN RESERVE

SALE OF THE POLICIES

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. AFSG, which is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 was incorporated in Pennsylvania on March 12, 1986, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. No amounts will be retained by AFSG for acting as principal underwriter for the Policies. The maximum sales commission payable to Western Reserve agents or other registered representatives will be approximately 14% of all premiums up to the Target Premium and 3% of all premiums in excess thereof. In addition, certain production, persistency and managerial bonuses may be paid.

VOTING PRIVILEGES

     Western Reserve is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Portfolios. However, as required by law, Western Reserve votes Portfolio shares held in the Subaccounts at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts.

     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force, an Owner holds a voting interest in each Subaccount to which Net Premiums are allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the net asset value per share of the Portfolio in which that Subaccount invests. The net asset value per share of each Portfolio is the value for each share of a Portfolio on any Valuation Day. The method of computing the net asset value per share is described in the prospectuses for the Portfolios.

     The number of votes available to an Owner or person receiving payments under the Policy is determined as of the date coinciding with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner or other person having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

     Portfolio shares as to which no timely instructions are received and shares held by Western Reserve in a Subaccount as to which no Owner or other person has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Certain actions affecting the Separate Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Subaccount Value.

     Western Reserve may, if required by state insurance regulators, disregard voting instructions if such instructions would require Portfolio shares to be voted so as to cause a change in sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, Western Reserve may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Portfolio, provided that Western Reserve reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Western Reserve ever disregards voting instructions, you will be advised of that action and of the reasons for such action in the next semi-annual report for the appropriate Portfolio.

WESTERN RESERVE'S DIRECTORS AND EXECUTIVE OFFICERS

     Western Reserve is managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of Western Reserve's directors and executive officers.

     JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER AND PRESIDENT. Chairman of the Board of Directors (1987 -- present) and Chief Executive Officer (1982 -- present), President (1978 -- 1987 and December, 1992 -- present), Director (1978 -- present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 -- present), President (March, 1993 -- present), WRL Series Fund, Inc.; Chairman of the Board (September,
1996 -- present), WRL Investment Management, Inc.; Chairman of the Board (September, 1996 -- present), WRL Investment Services, Inc.; Chairman of the Board of Directors (February, 1997 -- present), AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 -- February, 1991), President (1988 -- 1989), Director
(1976 -- February, 1991), Executive Vice President (1972 -- 1988), Pioneer Western Corporation (financial services), Largo, Florida; Trustee
(1987 -- present), Chairman (December, 1989 to September, 1990 and November, 1990 to present) and President and Chief Executive Officer (November, 1986 to September, 1990), IDEX Mutual Funds, of St. Petersburg, Florida.

     ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL OFFICER. Executive Vice President (June, 1993 -- present), Chief Financial Officer (December, 1995 -- present), Senior Vice President (1981 -- June, 1993) and Actuary (1972 -- present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 -- present), WRL Investment Management, Inc.; Director (September, 1996 -- present), WRL Investment Services, Inc.; Executive Vice President (September, 1993 -- present), WRL Series Fund, Inc.

     WILLIAM H. GEIGER(1), SENIOR VICE PRESIDENT, SECRETARY AND CORPORATE COUNSEL. Senior Vice President, Secretary and Corporate Counsel (March,
1998 -- present); Senior Vice President, Secretary and General Counsel (July, 1990 -- March, 1998) of Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and General Counsel of Pioneer Western Corporation (financial services) and Secretary of its subsidiaries (May, 1990 -- February,
1991); Vice President and Assistant Secretary (November, 1990 -- present) and Secretary (June, 1990 -- September, 1990) IDEX Mutual Funds, of St. Petersburg, Florida.

     ALLAN J. HAMILTON(1), VICE PRESIDENT, TREASURER AND CONTROLLER. Vice President and Controller (1987 -- present), Treasurer (February,
1997 -- present), Assistant Vice President and Assistant Controller
(1983 -- 1987), Western Reserve Life Assurance Co. of Ohio; Treasurer and Principal Financial Officer (February, 1997 -- present), WRL Series Fund, Inc.; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), St. Petersburg , Florida.

     PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, Director (February, 1991 to present), Western Reserve Life Assurance Co. of Ohio; Vice President and Chief Tax Officer (1984 -- present), Chief Financial Officer (1992 -- present) AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.

     JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429, Director (1987 -- present), Western Reserve Life Assurance Co. of Ohio; Trustee, IDEX Mutual Funds; retired from Martin Marietta Corporation (1993), Dayton, Ohio.

     LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio 44124, Director (September, 1994 -- present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 -- 1993), Cleveland, Ohio.

     JAMES R. WALKER, DIRECTOR, 3320 Office Park Dr., Dayton, Ohio 45439, Director (June, 1996 -- present) Western Reserve Life Assurance Co. of Ohio; Self-employed, Public Accountant (1996 -- present); Partner, C.P.A.
(1990 -- 1995), Walker-Davis C.P.A.'s, Dayton, Ohio.
----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068.

ADDITIONAL INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

     The statutory-basis balance sheets of Western Reserve as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998, and the statutory-basis schedules as of December 31, 1998 and for each of the three years in the period ended December 31, 1998, have been audited by Ernst & Young LLP, independent accountants, whose report thereon is set forth elsewhere herein. Such financial statements and schedules are included in this prospectus in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Kenneth Turnquist whose opinion is filed as an exhibit to the registration statement.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits. Western Reserve is not aware of any class action lawsuits naming it as a defendant or involving the Separate Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Western Reserve believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or Western Reserve.

YEAR 2000 MATTERS

     In May 1996, Western Reserve adopted and presently has in place a Year 2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of Western Reserve's mission-critical systems are Year 2000 compliant. The Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

     As of the date of this prospectus, Western Reserve has identified and made available what it believes are the appropriate resources of hardware, people and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     The actions taken by management under the Plan are intended to reduce significantly Western Reserve's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, Western Reserve's ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control. See the Portfolios' prospectuses for information on their preparation for Year 2000.

     This statement is a Year 2000 Readiness Disclosure pursuant to section 3(9) of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Section 1
(1998).

FINANCIAL STATEMENTS

     No financial statements of the Separate Account are included herein because no Policies had been sold as of June 30, 1999. The financial statements of Western Reserve appear on the following pages. The financial statements of Western Reserve should be distinguished from financial statements of the Separate Account and should be considered only as bearing upon Western Reserve's ability to meet its obligations under the Policies.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                        BALANCE SHEET -- STATUTORY BASIS
                              AS OF JUNE 30, 1999
                           (IN THOUSANDS)(UNAUDITED)

                            ADMITTED ASSETS
Cash and invested assets:
     Cash and short-term investments........................  $   24,641
     Bonds..................................................     166,709
     Common stock, at market................................       1,804
     Mortgage loans on real estate..........................       9,810
     Home office properties, at cost less accumulated
      depreciation..........................................      34,869
     Investment real estate.................................      11,208
     Policy loans...........................................     142,414
     Due from broker........................................         230
                                                              ----------
          Total cash and invested assets....................     391,685
Premiums deferred and uncollected...........................         954
Accrued investment income...................................       2,263
Transfers from separate accounts............................     398,966
Cash surrender value of life insurance policies.............      46,511
Federal income tax benefit..................................         827
Other assets................................................      14,866
Separate account assets.....................................   8,399,303
                                                              ----------
          Total admitted assets.............................  $9,255,375
                                                              ==========
                  LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
     Aggregate reserves for policies and contracts:
       Life.................................................  $  261,009
       Annuity..............................................     265,059
     Policy and contract claim reserves.....................      11,525
     Other policyholders' funds.............................      30,636
     Remittances and items not allocated....................      13,957
     Asset valuation reserve................................       3,574
     Interest maintenance reserve...........................       9,331
     Short-term note payable to affiliate...................      30,300
     Payable to affiliate...................................      37,838
     Other liabilities......................................      45,704
     Separate account liabilities...........................   8,394,230
                                                              ----------
          Total liabilities.................................   9,103,163
Capital and surplus:
     Common stock, $1.00 par value, 1,500 shares authorized,
      issued and outstanding................................       1,500
     Paid-in surplus........................................     120,107
     Unassigned surplus.....................................      30,605
                                                              ----------
          Total capital and surplus.........................     152,212
                                                              ----------
          Total liabilities and capital and surplus.........  $9,255,375
                                                              ==========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   STATEMENT OF OPERATIONS -- STATUTORY BASIS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (IN THOUSANDS)(UNAUDITED)

Revenues:
     Premiums and other considerations, net of reinsurance
       Life.................................................  $268,789
       Annuity..............................................   509,074
     Net investment income..................................    19,810
     Amortization of interest maintenance reserve...........       927
     Commissions and expense allowances on reinsurance
      ceded.................................................    15,280
     Other income...........................................    83,474
                                                              --------
                                                               897,354
Benefits and expenses:
Benefits paid or provided for:
       Life.................................................    18,512
       Surrender benefits...................................   331,456
       Other benefits.......................................    17,097
       Increase (decrease) in aggregate reserves for
        policies and contracts:
          Life..............................................    29,164
          Annuity...........................................      (359)
          Other.............................................    (2,568)
                                                              --------
                                                               393,302
     Insurance expenses:
       Commissions..........................................   122,007
       General insurance expenses...........................    53,655
       Taxes, licenses and fees.............................     8,426
       Transfer to separate accounts........................   300,927
       Other expenses.......................................      (107)
                                                              --------
                                                               484,908
                                                              --------
                                                               878,210
                                                              --------
Gain from operations before federal income tax expense and
  net realized capital losses on investments................    19,144
Federal income tax expense..................................     7,561
                                                              --------
Gain from operations before net realized capital losses on
  investments...............................................    11,583
Net realized capital losses on investments (net of related
  federal income taxes and amounts transferred to interest
  maintenance reserve)......................................      (169)
                                                              --------
Net income..................................................  $ 11,414
                                                              ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
         STATEMENT OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                           (IN THOUSANDS)(UNAUDITED)

                                                                                         TOTAL
                                                                                        CAPITAL
                                                       COMMON   PAID-IN    UNASSIGNED     AND
                                                       STOCK    SURPLUS     SURPLUS     SURPLUS
                                                       ------   --------   ----------   --------
Balance at January 1, 1999...........................  $1,500   $120,107    $21,973     $143,580
     Net gain........................................      0           0     11,414       11,414
     Net unrealized gains............................      0           0        716          716
     Change in non-admitted assets...................      0           0      1,137        1,137
     Change in asset valuation reserve...............      0           0       (726)        (726)
     Change in surplus in separate accounts..........      0           0     (2,990)      (2,990)
     Other adjustments...............................      0           0       (919)        (919)
                                                       ------   --------    -------     --------
Balance at June 30, 1999.............................  $1,500   $120,107    $30,605     $152,212
                                                       ======   ========    =======     ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   STATEMENT OF CASH FLOW -- STATUTORY BASIS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (IN THOUSANDS)(UNAUDITED)

OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance.......  $ 876,637
Net investment income.......................................     20,079
Life and accident and health claims.........................    (15,869)
Surrender benefits to policyholders.........................   (331,493)
Other benefits to policyholders.............................    (17,579)
Commissions, other expenses and other taxes.................   (191,328)
Federal income taxes, excluding tax on capital gains........    (13,804)
Other, net..................................................    (10,769)
Net transfers to separate accounts..........................   (339,836)
                                                              ---------
     Net cash used in operating activities..................    (23,962)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
     Bonds and preferred stocks.............................     49,302
     Mortgage loans on real estate..........................        105
                                                              ---------
                                                                 49,407
Cost of investments acquired:
     Bonds and preferred stocks.............................     30,439
     Real estate............................................        286
     Policy loans...........................................     29,432
     Other..................................................        555
                                                              ---------
                                                                 60,712
                                                              ---------
Net cash used in investing activities.......................    (11,305)
FINANCING ACTIVITIES
Borrowed money..............................................    (13,900)
                                                              ---------
Net cash used in financing activities.......................    (13,900)
                                                              ---------
Decrease in cash and short-term investments.................    (49,167)
Cash and short-term investments at beginning of year........     73,808
                                                              ---------
Cash and short-term investments at end of year..............  $  24,641
                                                              =========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (IN THOUSANDS)(UNAUDITED)

1.  BASIS OF PRESENTATION

     The accompanying unaudited statutory basis financial statements have been prepared in accordance with statutory accounting principles for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1999 are not necessarily indicative of the results that may be expected for the year ended December 31, 1999. For further information, refer to the accompanying statutory basis financial statements and notes thereto for the year ended December 31, 1998.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                    CONTENTS

Report of Independent Auditors..............................    49
Audited Financial Statements
Balance Sheets -- Statutory Basis...........................    50
Statements of Operations -- Statutory Basis.................    51
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................    52
Statements of Cash Flows -- Statutory Basis.................    53
Notes to Financial Statements -- Statutory Basis............    54

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in
Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 19, 1999

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       BALANCE SHEETS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1998         1997
                                                              ----------   ----------
                                   ADMITTED ASSETS
Cash and invested assets:
     Cash and short-term investments........................  $   73,808   $   13,896
     Bonds..................................................     184,697      255,919
     Common stocks:
       Affiliated entities (cost: 1998 -- $243;
        1997 -- $150).......................................         704          319
       Other (cost: 1998 and 1997 -- $302)..................         384          428
     Mortgage loans on real estate..........................       9,916        4,824
     Home office properties.................................      34,583       19,964
     Investment properties..................................      11,594           --
     Policy loans...........................................     112,982       76,741
     Other invested assets..................................         396           --
                                                              ----------   ----------
          Total cash and invested assets....................     429,064      372,091
Premiums deferred and uncollected...........................         900        1,928
Accrued investment income...................................       2,867        4,088
Transfers from separate accounts............................     350,633      279,958
Cash surrender value of life insurance policies.............      45,445           --
Other assets................................................       9,239        5,221
Separate account assets.....................................   6,999,290    4,814,594
                                                              ----------   ----------
          Total admitted assets.............................  $7,837,438   $5,477,880
                                                              ==========   ==========
                         LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
     Aggregate reserves for policies and contracts:
       Life.................................................  $  231,596   $  186,523
       Annuity..............................................     265,418      296,290
     Policy and contract claim reserves.....................       9,233       10,929
     Other policyholders' funds.............................      38,080        3,877
     Remittances and items not allocated....................      20,569        9,184
     Federal income taxes payable...........................       5,716        2,283
     Asset valuation reserve................................       2,848        2,436
     Interest maintenance reserve...........................       9,684        9,134
     Short-term note payable to affiliate...................      44,200        8,200
     Payable to affiliate...................................      37,907        1,925
     Other liabilities......................................      31,151       19,257
     Separate account liabilities...........................   6,997,456    4,812,979
                                                              ----------   ----------
          Total liabilities.................................   7,693,858    5,363,017
Commitments and contingencies
Capital and surplus:
     Common stock, $1.00 par value, 1,500 shares authorized,
      issued and outstanding................................       1,500        1,500
     Paid-in surplus........................................     120,107       88,015
     Unassigned surplus.....................................      21,973       25,348
                                                              ----------   ----------
          Total capital and surplus.........................     143,580      114,863
                                                              ----------   ----------
          Total liabilities and capital and surplus.........  $7,837,438   $5,477,880
                                                              ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              1998         1997         1996
                                                           ----------   ----------   ----------
Revenues:
     Premiums and other considerations, net of
       reinsurance:
       Life..............................................  $  476,053   $  394,370   $  293,590
       Annuity...........................................     794,841      822,149      740,125
     Net investment income...............................      36,315       40,013       36,067
     Amortization of interest maintenance reserve........         744        1,576        1,335
     Commissions and expense allowances on reinsurance
       ceded.............................................      15,333           11           11
     Other income........................................      67,751        3,016       13,398
                                                           ----------   ----------   ----------
                                                            1,391,037    1,261,135    1,084,526
Benefits and expenses:
Benefits paid or provided for:
       Life..............................................      42,982       28,060       21,256
       Surrender benefits................................     551,528      431,939      286,406
       Other benefits....................................      31,280       28,112       23,270
       Increase (decrease) in aggregate reserves for
          policies and contracts:
          Life...........................................      42,940       29,485       80,139
          Annuity........................................     (30,872)     (35,940)      12,877
          Other..........................................      32,178          794          422
                                                           ----------   ----------   ----------
                                                              670,036      482,450      424,370
     Insurance expenses:
       Commissions.......................................     205,939      179,106      140,261
       General insurance expenses........................     102,611       70,546       47,406
       Taxes, licenses and fees..........................      15,545       13,101       10,848
       Net transfer to separate accounts.................     402,618      519,214      452,471
       Other expenses....................................          59           21           60
                                                           ----------   ----------   ----------
                                                              726,772      781,988      651,046
                                                           ----------   ----------   ----------
                                                            1,396,808    1,264,438    1,075,416
                                                           ----------   ----------   ----------
Gain (loss) from operations before federal income taxes
  (benefit) and realized capital gains (losses) on
  investments............................................      (5,771)      (3,303)       9,110
Federal income tax expense (benefit).....................        (347)         469        9,297
                                                           ----------   ----------   ----------
Loss from operations before realized capital gains
  (losses) on investments................................      (5,424)      (3,772)        (187)
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts transferred
  to interest maintenance reserve).......................       1,494          747         (811)
                                                           ----------   ----------   ----------
Net loss.................................................  $   (3,930)  $   (3,025)  $     (998)
                                                           ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                         TOTAL
                                                                                        CAPITAL
                                                       COMMON   PAID-IN    UNASSIGNED     AND
                                                       STOCK    SURPLUS     SURPLUS     SURPLUS
                                                       ------   --------   ----------   --------
Balance at January 1, 1996...........................  $1,500   $ 68,015    $28,424     $ 97,939
     Net loss for 1996...............................     --          --       (998)        (998)
     Net unrealized capital gains....................     --          --      1,294        1,294
     Change in non-admitted assets...................     --          --        199          199
     Change in asset valuation reserve...............     --          --       (120)        (120)
     Change in surplus in separate accounts..........     --          --        237          237
     Change in reserve valuation.....................     --          --     (2,995)      (2,995)
                                                       ------   --------    -------     --------
Balance at December 31, 1996.........................  1,500      68,015     26,041       95,556
                                                       ======   ========    =======     ========
     Net loss for 1997...............................     --          --     (3,025)      (3,025)
     Change in non-admitted assets...................     --          --       (702)        (702)
     Change in asset valuation reserve...............     --          --      3,274        3,274
     Change in surplus in separate accounts..........     --          --     (2,115)      (2,115)
     Change in reserve valuation.....................     --          --     (1,872)      (1,872)
     Capital contribution............................     --      20,000         --       20,000
     Tax effect of capital loss carry-forward
       utilized by affiliates........................     --          --      3,747        3,747
                                                       ------   --------    -------     --------
Balance at December 31, 1997.........................  1,500      88,015     25,348      114,863
                                                       ======   ========    =======     ========
     Net loss for 1998...............................     --          --     (3,930)      (3,930)
     Net unrealized capital gains....................     --          --        248          248
     Change in non-admitted assets...................     --          --     (1,815)      (1,815)
     Change in asset valuation reserve...............     --          --       (412)        (412)
     Change in surplus in separate accounts..........     --          --       (341)        (341)
     Change in reserve valuation.....................     --          --     (2,132)      (2,132)
     Capital contribution............................     --      32,092         --       32,092
     Settlement of prior period tax returns..........     --          --        353          353
     Tax benefits on stock options exercised.........     --          --      4,654        4,654
                                                       ------   --------    -------     --------
Balance at December 31, 1998.........................  $1,500   $120,107    $21,973     $143,580
                                                       ======   ========    =======     ========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31
                                                           ------------------------------------
                                                              1998         1997         1996
                                                           ----------   ----------   ----------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance....  $1,356,732   $1,223,898   $1,046,548
Net investment income....................................      38,294       43,802       38,666
Life and accident and health claims......................     (44,426)     (26,005)     (20,655)
Surrender benefits and other fund withdrawals............    (551,528)    (431,939)    (286,406)
Other benefits to policyholders..........................     (31,231)     (28,147)     (22,129)
Commissions, other expenses and other taxes..............    (326,080)    (262,901)    (196,373)
Net transfers to separate accounts.......................    (461,982)    (596,347)    (658,326)
Federal income taxes received (paid).....................      11,956        5,006       (9,449)
Interest paid............................................          --         (731)          --
Other, net...............................................      (7,109)     (14,901)      28,325
                                                           ----------   ----------   ----------
     Net cash used in operating activities...............     (15,374)     (88,265)     (79,799)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
     Bonds and preferred stocks..........................     143,449      146,963      122,820
     Mortgage loans on real estate.......................         221        2,116          132
     Real estate.........................................          --           --        4,304
     Other...............................................          --           --          175
                                                           ----------   ----------   ----------
                                                              143,670      149,079      127,431
Cost of investments acquired Bonds and preferred
  stocks.................................................     (68,202)     (40,418)     (26,826)
     Common stocks.......................................         (93)        (150)          (4)
     Mortgage loans on real estate.......................      (5,313)        (891)          --
     Real estate.........................................     (26,213)     (12,002)      (7,837)
     Policy loans........................................     (36,241)     (24,137)     (15,479)
     Other...............................................        (414)          --           (5)
                                                           ----------   ----------   ----------
                                                             (136,476)     (77,598)     (50,151)
                                                           ----------   ----------   ----------
Net cash provided by investing activities................       7,194       71,481       77,280
FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate.........      36,000        8,200           --
Capital contribution.....................................      32,092       20,000           --
                                                           ----------   ----------   ----------
Net cash provided by financing activities................      68,092       28,200           --
                                                           ----------   ----------   ----------
Increase (decrease) in cash and short-term investments...      59,912       11,416       (2,519)
Cash and short-term investments at beginning of year.....      13,896        2,480        4,999
                                                           ----------   ----------   ----------
Cash and short-term investments at end of year...........  $   73,808   $   13,896   $    2,480
                                                           ==========   ==========   ==========

                            See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1998

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions;
(d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed;
(k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service;

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

     Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 1998, 1997 and 1996, net realized capital gains of $1,294, $3,259 and $2,394, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) of these net gains aggregated $744, $1,576 and $1,335 for the years ended December 31, 1998, 1997 and 1996, respectively.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1998, 1997 and 1996, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,240,858, $1,164,013 and $997,513 in 1998, 1997 and 1996,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED) STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

        Investment Securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

        Mortgage Loans and Policy Loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

        Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS -- (CONTINUED)
     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

     The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                            DECEMBER 31
                                     ---------------------------------------------------------
                                                1998                          1997
                                     ---------------------------   ---------------------------
                                     CARRYING VALUE   FAIR VALUE   CARRYING VALUE   FAIR VALUE
                                     --------------   ----------   --------------   ----------
ADMITTED ASSETS
Cash and short-term investments....    $   73,808     $   73,808     $   13,896     $   13,896
Bonds..............................       184,697        192,556        255,919        267,763
Common stocks, other than
  affiliates.......................           384            384            428            428
Mortgage loans on real estate......         9,916         10,390          4,824          5,143
Policy loans.......................       112,982        112,982         76,741         76,741
Separate account assets............     6,999,290      6,999,290      4,814,594      4,814,594
LIABILITIES
Investment contract liabilities....       297,349        294,105        280,121        276,113
Separate account annuities.........     5,096,680      5,038,296      3,615,255      3,565,557

3.  INVESTMENTS

     The carrying value and estimated fair value of investments in debt securities are as follows:

                                                           GROSS        GROSS      ESTIMATED
                                              CARRYING   UNREALIZED   UNREALIZED     FAIR
                                               VALUE       GAINS        LOSSES       VALUE
                                              --------   ----------   ----------   ---------
DECEMBER 31, 1998
Bonds:
     United States Government and
       agencies.............................  $  4,749     $   83       $--        $  4,832
     State, municipal and other
       government...........................     3,234        117        --           3,351
     Public utilities.......................    18,792        818          251       19,359
     Industrial and miscellaneous...........    96,332      6,685          577      102,440
     Mortgage-backed securities.............    61,590      1,235          251       62,574
                                              --------     ------       ------     --------
Total bonds.................................  $184,697     $8,938        1,079     $192,556
                                              ========     ======       ======     ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

3.  INVESTMENTS -- (CONTINUED)

                                                           GROSS        GROSS      ESTIMATED
                                              CARRYING   UNREALIZED   UNREALIZED     FAIR
                                               VALUE       GAINS        LOSSES       VALUE
                                              --------   ----------   ----------   ---------
DECEMBER 31, 1997
Bonds:
     United States Government and
       agencies.............................  $  3,675    $     9       $   30     $  3,654
     State, municipal and other
       government...........................     3,855        360        --           4,215
     Public utilities.......................    15,794        904          403       16,295
     Industrial and miscellaneous...........   121,513      7,700          710      128,503
     Mortgage-backed securities.............   111,082      4,198          184      115,096
                                              --------    -------       ------     --------
Total bonds.................................  $255,919    $13,171       $1,327     $267,763
                                              ========    =======       ======     ========

     The carrying value and fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                         ESTIMATED
                                                              CARRYING     FAIR
                                                               VALUE       VALUE
                                                              --------   ---------
Due in one year or less.....................................  $  2,706   $  2,743
Due one through five years..................................    61,340     64,696
Due five through ten years..................................    43,233     45,352
Due after ten years.........................................    15,828     17,191
                                                              --------   --------
                                                               123,107    129,982
Mortgage and other asset backed securities..................    61,590     62,574
                                                              --------   --------
                                                              $184,697   $192,556
                                                              ========   ========

     A detail of net investment income is presented below:

                                                             YEAR ENDED DECEMBER 31
                                                           ---------------------------
                                                            1998      1997      1996
                                                           -------   -------   -------
Interest on bonds........................................  $17,150   $25,723   $33,969
Dividends on equity investments from subsidiary..........   13,233    10,855     --
Interest on mortgage loans...............................      499       478       559
Rental income on real estate.............................    2,839     1,371       919
Interest on policy loans.................................    6,241     4,656     3,339
Other investment income..................................      540        26         9
                                                           -------   -------   -------
Gross investment income..................................   40,502    43,109    38,795
Investment expenses......................................   (4,187)   (3,096)   (2,728)
                                                           -------   -------   -------
Net investment income....................................  $36,315   $40,013   $36,067
                                                           =======   =======   =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

3.  INVESTMENTS -- (CONTINUED)
     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                            YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                          1998       1997       1996
                                                        --------   --------   --------
Proceeds..............................................  $143,449   $146,963   $122,820
                                                        ========   ========   ========
Gross realized gains..................................  $  4,641   $  3,921   $  2,984
Gross realized losses.................................       899        626        791
                                                        --------   --------   --------
Net realized gains....................................  $  3,742   $  3,295   $  2,193
                                                        ========   ========   ========

     At December 31, 1998, bonds with an aggregate carrying value of $4,297 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                    REALIZED
                                                           ---------------------------
                                                             YEAR ENDED DECEMBER 31
                                                            1998      1997      1996
                                                           -------   -------   -------
Debt securities..........................................  $ 3,742   $ 3,295   $ 2,193
Real estate..............................................    --        --         (606)
Other invested assets....................................      (18)    --           (4)
                                                           -------   -------   -------
                                                             3,724     3,295     1,583
Tax expense..............................................     (936)     (711)    --
Transfer to interest maintenance reserve.................   (1,294)   (3,259)   (2,394)
                                                           -------   -------   -------
Net realized gains (losses)..............................  $ 1,494   $   747   $  (811)
                                                           =======   =======   =======

                                                             CHANGES IN UNREALIZED
                                                           --------------------------
                                                             YEAR ENDED DECEMBER 31
                                                            1998     1997      1996
                                                           -------   -----   --------
Debt securities..........................................  $(3,985)  $(896)  $(14,442)
Common stock.............................................      248    --          (66)
                                                           -------   -----   --------
Change in unrealized appreciation (depreciation).........  $(3,737)  $(896)  $(14,508)
                                                           =======   =====   ========

     Gross unrealized gains (losses) on common stocks were as follows:

                                                                         UNREALIZED
                                                                  ------------------------
                                                                   YEAR ENDED DECEMBER 31
                                                                  1998      1997      1996
                                                                  ----      ----      ----
Unrealized gains............................................      $579      $295      $295
Unrealized losses...........................................       (36)      --        --
                                                                  ----      ----      ----
Net unrealized gains........................................      $543      $295      $295
                                                                  ====      ====      ====

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

3.  INVESTMENTS -- (CONTINUED)
     During 1998, the Company issued one mortgage loan with an interest rate of 6.71%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 75%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

     During 1998, 1997 and 1996, no mortgage loans were foreclosed and transferred to real estate. During 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $112 and $54, respectively.

     At December 31, 1998, the Company had no investments (excluding U.S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

4.  REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                                      1998         1997         1996
                                                   ----------   ----------   ----------
Direct premiums..................................  $1,345,752   $1,219,271   $1,034,757
Reinsurance assumed..............................         461        2,389        2,063
Reinsurance ceded................................     (75,319)      (5,141)      (3,105)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $1,270,894   $1,216,519   $1,033,715
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $5,260, $2,288 and $2,156 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,003 and $2,721, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,849 and $1,369, respectively.

5.  INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

5.  INCOME TAXES -- (CONTINUED)
     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before income taxes (benefit) and realized capital gains (losses) on investments for the following reasons:

                                                             1998      1997      1996
                                                            -------   -------   ------
Computed tax (benefit) at federal statutory rate (35%)....  $(2,019)  $(1,156)  $3,189
Deferred acquisition costs -- tax basis...................    9,672     9,164    7,172
Tax reserve valuation.....................................    1,513      (194)    (696)
Excess tax depreciation...................................     (442)     (127)     (65)
Amortization of IMR.......................................     (260)     (552)    (467)
Dividend received deduction...............................   (6,657)   (5,326)    --
Prior year over-accrual...................................   (2,322)   (1,541)      (9)
Other, net................................................      168       201      173
                                                            -------   -------   ------
Federal income tax expense (benefit)......................  $  (347)  $   469   $9,297
                                                            =======   =======   ======

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.

     In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53.

6.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

6. POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED) can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                DECEMBER 31
                                               ---------------------------------------------
                                                       1998                    1997
                                               ---------------------   ---------------------
                                                            PERCENT                 PERCENT
                                                 AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                               ----------   --------   ----------   --------
Subject to discretionary withdrawal with
market value adjustment......................  $   12,810              $   13,812       1%
Subject to discretionary withdrawal at book
  value less surrender charge................      76,289       1%         68,376       2
Subject to discretionary withdrawal at market
  value......................................   5,096,680      94       3,615,255      91
Subject to discretionary withdrawal at book
  value (minimal or no charges or
  adjustments)...............................     210,270       4         201,457       5
Not subject to discretionary withdrawal
  provision..................................      15,681       1          16,572       1
                                               ----------     ---      ----------     ---
                                                5,411,730     100%      3,915,472     100%
                                               ==========     ===      ==========     ===
Less reinsurance ceded.......................       1,131                  --
                                               ----------              ----------
Total policy reserves on annuities and
  deposit fund liabilities...................  $5,410,599              $3,915,472
                                               ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                        1998         1997        1996
                                                     ----------   ----------   --------
Transfers as reported in the summary of operations
of the separate accounts statement:
     Transfers to separate accounts................  $1,240,858   $1,164,013   $997,513
     Transfers from separate accounts..............     847,507      646,477    339,523
                                                     ----------   ----------   --------
Net transfers to separate accounts.................     393,351      517,536    657,990
Reconciling adjustments -- change in accruals for
  investment management, administration fees and
  contract guarantees, and separate account
  surplus..........................................       9,267        1,678   (205,519)
                                                     ----------   ----------   --------
Transfers as reported in the summary of operations
  of the life, accident and health annual
  statement........................................  $  402,618   $  519,214   $452,471
                                                     ==========   ==========   ========

     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

6.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)
December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                              GROSS    LOADING    NET
                                                              ------   -------   ------
DECEMBER 31, 1998
Ordinary direct renewal business............................  $1,101    $201     $  900
                                                              ------    ----     ------
                                                              $1,101    $201     $  900
                                                              ======    ====     ======
DECEMBER 31, 1997
Ordinary direct first year business.........................  $    2    $  1     $    1
Ordinary direct renewal business............................   1,350     140      1,210
Group life direct business..................................     717    --          717
                                                              ------    ----     ------
                                                              $2,069    $141     $1,928
                                                              ======    ====     ======

     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132, $1,872 and $2,995 was made for the years ended December 31, 1998, 1997 and 1996, respectively, related to the change in reserve methodology.

7.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the lesser of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $14,657.

8.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $917, $659 and $581 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $632, $448 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

8.  RETIREMENT AND COMPENSATION PLANS -- (CONTINUED)
     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $99 and $98 for the years ended December 31, 1998, 1997 and 1996, respectively.

9.  RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $12,763, $10,040 and $10,038, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1998, 1997 and 1996, the Company received $5,125, $4,395 and $3,271, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $33,449 and $1,925 at December 31, 1998 and 1997, respectively.

     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 4.74% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,090, $364 and $138, respectively, to affiliates.

     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

     At December 31, 1998 and 1997, the Company had short-term note payables to an affiliate of $44,200 and $8,200, respectively. Interest on these notes ranged from 5.13% to 5.54% at December 31, 1998 and was 5.60% at December 31. 1997.

     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1998, the cash surrender value of these policies is $45,445.

10.  COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

10. COMMITMENTS AND CONTINGENCIES -- (CONTINUED) event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,489 and $4,007 and an offsetting premium tax benefit of $828 and $1,070 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(74), $0 and $212 at December 31, 1998, 1997 and 1996, respectively.

11.  YEAR 2000 (UNAUDITED)

     The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

     The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

     The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

     The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

     The Company does have some exposure to date sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive,

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS -- (CONTINUED)
                             (DOLLARS IN THOUSANDS)

11.  YEAR 200 (UNAUDITED) -- (CONTINUED)
like manufacturing, the Company is a life insurance and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond.

     For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

     The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

12.  RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME

     The following table reconciles capital and surplus and net income as reported in the Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                                                             YEAR ENDED DECEMBER 31, 1998
                                                         ------------------------------------
                                                         TOTAL CAPITAL
                                                          AND SURPLUS       NET INCOME/(LOSS)
                                                         -------------      -----------------
Amounts reported in Annual Statement...................    $148,038              $   528
Adjustment to federal income tax benefit...............      (4,458)              (4,458)
                                                           --------              -------
Amounts reported herein................................    $143,580              $(3,930)
                                                           ========              =======

                                                                      SCHEDULE I

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       SUMMARY OF INVESTMENTS OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1998

                                                                                 AMOUNT AT WHICH
                                                                                  SHOWN IN THE
                   TYPE OF INVESTMENT                      COST(1)     VALUE      BALANCE SHEET
                   ------------------                      --------   --------   ---------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities.........................................  $ 19,899   $ 20,673      $ 19,899
  States, municipalities and political subdivisions......     6,676      6,930         6,676
  Public utilities.......................................    18,792     19,359        18,792
  All other corporate bonds..............................   139,330    145,594       139,330
                                                           --------   --------      --------
          Total fixed maturities.........................   184,697    192,556       184,697
EQUITY SECURITIES
Common stocks:
  Affiliated entities....................................       243                      704
  Industrial, miscellaneous and all other................       302                      384
                                                           --------                 --------
          Total equity securities........................       545                    1,088
Mortgage loans on real estate............................     9,916                    9,916
Real estate..............................................    34,583                   34,583
Policy loans.............................................   112,982                  112,982
Other invested assets....................................       396                      396
Cash and short-term investments..........................    73,808                   73,808
Investment properties....................................    11,594                   11,594
                                                           --------                 --------
          Total investments..............................  $429,655                 $429,064
                                                           ========                 ========

---------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                                                                    SCHEDULE III

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                                                                                        BENEFITS,
                                                  POLICY                                 CLAIMS,
                                FUTURE POLICY       AND                       NET       LOSSES AND     OTHER
                                BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING
                                  EXPENSES      LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*
                                -------------   -----------   ----------   ----------   ----------   ---------
YEAR ENDED DECEMBER 31, 1998
Individual life...............    $221,050        $ 8,624     $  474,120    $ 9,884      $122,542    $230,368
Group life....................      10,546            100          1,933        723         1,962       2,281
Annuity.......................     265,418            509        794,841     25,708       545,532      91,505
                                  --------        -------     ----------    -------      --------    --------
                                  $497,014        $ 9,233     $1,270,894    $36,315      $670,036    $324,154
                                  ========        =======     ==========    =======      ========    ========

YEAR ENDED DECEMBER 31, 1997
Individual life...............    $177,088        $ 9,533     $  390,452    $13,742      $ 88,738    $176,303
Group life....................       9,435            805          3,918        810         3,986       3,292
Annuity.......................     296,290            591        822,149     25,461       389,726      83,179
                                  --------        -------     ----------    -------      --------    --------
                                  $482,813        $10,929     $1,216,519    $40,013      $482,450    $262,774
                                  ========        =======     ==========    =======      ========    ========

YEAR ENDED DECEMBER 31, 1996
Individual life...............    $145,964        $ 7,017     $  289,375    $ 8,228      $125,861    $124,181
Group life and health.........       9,202            713          4,215      3,940         3,828       2,818
Annuity.......................     332,230            854        740,125     23,899       294,681      71,576
                                  --------        -------     ----------    -------      --------    --------
                                  $487,396        $ 8,584     $1,033,715    $36,067      $424,370    $198,575
                                  ========        =======     ==========    =======      ========    ========

---------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                                                     SCHEDULE IV

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

                                                                  ASSUMED                   PERCENTAGE
                                                     CEDED TO       FROM                    OF AMOUNT
                                         GROSS        OTHER        OTHER          NET        ASSUMED
                                        AMOUNT      COMPANIES    COMPANIES      AMOUNT        TO NET
                                      -----------   ----------   ----------   -----------   ----------
YEAR ENDED DECEMBER 31, 1997
Life insurance in force.............  $51,064,173   $9,862,460   $       --   $41,201,713      0.0 %
                                      ===========   ==========   ==========   ===========     =====
Premiums:
     Individual life................  $   493,633   $   19,512   $       --   $   474,121      0.0 %
     Group life and health..........        1,691          220          461         1,932     23.8
     Annuity........................      850,428       55,587           --       794,841      0.0
                                      -----------   ----------   ----------   -----------     -----
                                      $ 1,345,752   $   75,319   $      461   $ 1,270,894       .03%
                                      ===========   ==========   ==========   ===========     =====
YEAR ENDED DECEMBER 31, 1997
Life insurance in force.............  $40,221,361   $6,776,447   $2,692,822   $36,137,736      7.5 %
                                      ===========   ==========   ==========   ===========     =====
Premiums:
     Individual life................  $   395,361   $    4,910   $       --   $   390,452      0.0 %
     Group life and health..........        1,761          231        2,389         3,918     61.0
     Annuity........................      822,149           --           --       822,149      0.0
                                      -----------   ----------   ----------   -----------     -----
                                      $ 1,219,271   $    5,141   $    2,389   $ 1,216,519      0.2 %
                                      ===========   ==========   ==========   ===========     =====
YEAR ENDED DECEMBER 31, 1996
Life insurance in force.............  $28,168,880   $4,463,986   $2,210,601   $25,915,495      8.5 %
                                      ===========   ==========   ==========   ===========     =====
Premiums:
     Individual life................  $   292,239   $    2,863   $       --   $   289,376      0.0 %
     Group life and health..........        2,393          242        2,063         4,214     49.0
     Annuity........................      740,125           --           --       740,125      0.0
                                      -----------   ----------   ----------   -----------     -----
                                      $ 1,034,757   $    3,105   $    2,063   $ 1,033,715      0.2 %
                                      ===========   ==========   ==========   ===========     =====

PART II.
OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                   STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

         SECTION 1701.13 AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                 (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                 (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and (2) of this section. Such determination shall be made as follows:

                 (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                 (b)      If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                 (c)      By the shareholders;

                 (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and
(2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                                  (i)      Repay such amount if it is proved by
clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                                  (ii)     Reasonably cooperate with the
corporation concerning the action, suit, or proceeding.

                 (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions
(E)(5), (6), or (7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         Second Amended Articles of Incorporation of Western Reserve

                                ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                   ARTICLE V

                   Indemnification of Directors and Officers

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


The facing sheet
The Prospectus, consisting of 70 pages
The undertaking to file reports
Representation Pursuant to Section 26(e) (2) (A)
The statement with respect to indemnification
The Rule 484 undertaking
The signatures


Written consent of the following persons:


         (a)     Sutherland Asbill & Brennan LLP
         (b)     Ernst & Young LLP
         (c)     Kenneth Turnquist
         (d)     Thomas E. Pierpan



The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


         A.      (1)      Resolution of the Board of Directors of Western
                          Reserve establishing the Separate Account *
                 (2)      Not Applicable
                 (3)      (a) Principal Underwriting Agreement *
                          (b) Selected Broker Agreement *
                 (4)      Not Applicable
                 (5)      Specimen Variable Adjustable Life Insurance Policy *
                 (6)      (a)     Second Amended Articles of Incorporation of
                                  Western Reserve **
                          (b)     Amended Code of Regulations (By-Laws) of
                                  Western Reserve **
                 (7)              Not Applicable
                 (8)      (a)     Participation Agreement regarding BT
                                  Insurance Funds Trust ***
                          (b)(i)  Participation Agreement regarding Fidelity
                                  Variable Insurance Products Fund *****
                             (ii) Participation Agreement regarding Fidelity
                                  Variable Insurance Products Fund II *****
                             (iii) Participation Agreement regarding Fidelity
                                   Variable Insurance Products Fund III *****
                          (c)     Participation Agreement regarding PIMCO
                                  Variable Insurance Trust *****
                          (d)     Participation Agreement regarding T. Rowe
                                  Price Equity Series, Inc. and T. Rowe Price
                                  International Series, Inc. *****
                          (e)     Participation Agreement regarding Janus Aspen
                                  Series *****
                          (f)     Participation Agreement regarding INVESCO
                                  Variable Investment Funds, Inc.
                 (9)      Not Applicable
                 (10)     Application for Variable Adjustable Life Insurance
                          Policy *
                 (11)     Memorandum describing issuance, transfer and
                          redemption procedures ***
 2. Opinion of Counsel as to the legality of the securities being registered *

3.       Not Applicable
4.       Not Applicable
5. Opinion and consent as to actuarial matters pertaining to the securities being registered *****
6.       Consent of Sutherland Asbill & Brennan LLP ****
7.       Consent of Ernst & Young LLP *****
8.       Powers of Attorney ***



----------------------------------
* Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).



** Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).


*** Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)



**** Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 registration statement filed April 30, 1999. (File No. 333-57681)



***** Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Corporate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg and State of Florida on this 8th day of November, 1999.



(SEAL)                                             WRL Series Life Corporate Account
                                                   ---------------------------------------------------
                                                   Registrant
                                                   Western Reserve Life Assurance Co. of Ohio
                                                   ---------------------------------------------------
                                                   Depositor

ATTEST:
           /s/ THOMAS E. PIERPAN                                  By: /s/ JOHN R. KENNEY
--------------------------------------------         -------------------------------------------------
             Thomas E. Pierpan                                        John R. Kenney
    Vice President, Assistant Secretary                           Chairman of the Board,
       and Associate General Counsel                       Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURE AND TITLE                                              DATE
                 -------------------                                              ----

                 /s/ JOHN R. KENNEY                                         November 8, 1999
-----------------------------------------------------
    John R. Kenney, Chairman of the Board, Chief
           Executive Officer and President

                /s/ ALLAN J. HAMILTON                                       November 8, 1999
-----------------------------------------------------
  Allan J. Hamilton, Vice President, Treasurer and
                     Controller

                 /s/ ALAN M. YAEGER                                         November 8, 1999
-----------------------------------------------------
Alan M. Yaeger, Executive Vice President, Actuary and
               Chief Financial Officer

                          *
-----------------------------------------------------
             Patrick S. Baird, Director

                          *
-----------------------------------------------------
              James R. Walker, Director

                          *
-----------------------------------------------------
             Lyman H. Treadway, Director

                          *
-----------------------------------------------------
             Jack E. Zimmerman, Director

                                                                            November 8, 1999
-----------------------------------------------------
          *Signed by: /s/ Thomas E. Pierpan
                 as Attorney-in-fact

                                 Exhibit Index



Exhibit                                   Description
  No.                                     of Exhibit
-------                                   ----------
1.A.(8)(f)                                Participation Agreement regarding INVESCO Variable
                                          Investment Funds, Inc.